UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the
Securities Exchange Act of 1934

Check the appropriate box:

☐ Preliminary information statement

☐ Confidential, for use of the Commission only (as permitted by Rule 14c-6(d)(2))

☒ Definitive information statement

ARCH THERAPEUTICS, INC.

(Name of Registrant as specified in Its Charter)

Payment of filing fee (check the appropriate box):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-1

ARCH THERAPEUTICS, INC.

235 Walnut Street, Suite 6

Framingham, MA 01702

(617) 431-2313

NOTICE OF ACTION TAKEN BY WRITTEN CONSENT OF THE MAJORITY STOCKHOLDERS IN LIEU OF A MEETING

Dear Stockholders:

This Notice and the accompanying Information Statement are being furnished on or about September 1, 2023, by the Board of Directors (the “Board”) of Arch Therapeutics, Inc., a Nevada corporation (the “Company”), to the holders of the Company’s common stock, par value $0.001 per share (the “Common Stock”), as of the close of business on July 18, 2023 (the “Record Date”), for informational purposes only pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder.

The purpose of this Information Statement is to inform the Company’s stockholders of certain actions taken by the written consent of the holders of a majority of the Company’s outstanding voting stock (the “Majority Stockholders”), dated as of August 22, 2023, in lieu of a meeting, and which will be effective 20 calendar days from the date of mailing this Information Statement to you. The Majority Written Consent of Stockholders in Lieu of a meeting dated August 22, 2023 (the “Written Consent”) authorizes the following corporate actions (together, the “Corporate Actions”):

(1)

An amendment to the Company’s Amended and Restated Articles of Incorporation (the “Articles of Incorporation” or “Charter”) to effectively increase the number of authorized shares of Common Stock from 12,000,000 to 350,000,000 shares of Common Stock (the “Authorized Share Increase”).

(2)

The granting of discretionary authority to the Board, at any time for a period of 12 months after the date of the Written Consent, to authorize the adoption of an amendment to the Company’s Charter to implement a reverse stock split of the Company’s issued and outstanding Common Stock, at a ratio of not less than 1.5-for-1 and not greater than 20-for-1 without a corresponding decrease to the Company’s authorized shares of Common Stock (the “Reverse Split Ratio”) at any time prior to August 22, 2024, with the exact ratio to be determined by the Board (the “Reverse Split”).

(3)

An amendment to the Company’s Charter to authorize 5,000,000 shares of “blank check” preferred stock, $0.001 par value, in such series and classes, and with such rights and privileges as the Board may hereafter adopt in its sole discretion.

(4)	The approval of the Company’s Amended and Restated 2023 Equity Incentive Plan (the “Plan”).

The Board believes it would not be in the best interests of our Company and our stockholders to incur the costs of soliciting proxies or consents from additional stockholders in connection with these actions.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. THIS INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING YOU OF THE MATTERS DESCRIBED HEREIN.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

No action is required by you. The Corporate Actions cannot become effective until twenty (20) days after the date this Information Statement is mailed to the Company’s stockholders. Therefore, we anticipate that the Corporate Actions will become effective on or after September 21, 2023. This Notice and the accompanying Information Statement are being furnished only to inform our stockholders of the Corporate Actions in accordance with the Nevada Revised Statutes, our Bylaws and Rule 14c-2 of the Exchange Act.

PLEASE NOTE THAT THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN.

By Order of the Board of Directors,

/s/ Terrence W. Norchi, MD
Terrence W. Norchi, MD
President and Chief Executive Officer

Dated: September 1, 2023

Framingham, Massachusetts

TABLE OF CONTENTS

GENERAL INFORMATION	5

QUESTIONS AND ANSWERS ABOUT THIS INFORMATION STATEMENT AND THE TRANSACTIONS	6

INFORMATION ON MAJORITY STOCKHOLDERS	6

NO APPRAISAL OR DISSENTERS’ RIGHTS	6

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	7

ITEM 1 - APPROVAL OF AMENDMENT TO INCREASE OF THE COMPANY’S AUTHORIZED SHARES OF COMMON STOCK FROM 12,000,000 TO 350,000,000 SHARES OF COMMON STOCK	10

ITEM 2 - THE GRANTING OF DISCRETIONARY AUTHORITY TO THE BOARD, AT ANY TIME FOR A PERIOD OF 12 MONTHS AFTER THE DATE OF THE WRITTEN CONSENT, TO AUTHORIZE THE ADOPTION OF AN AMENDMENT TO THE COMPANY’S CHARTER, TO EFFECT A REVERSE STOCK SPLIT OF THE ISSUED AND OUTSTANDING COMMON STOCK AT A RATIO BETWEEN 1.5 FOR 1 TO 20 FOR 1 WITHOUT CORRESPONDINGLY DECREASING THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK, SUCH RATIO TO BE DETERMINED BY THE BOARD, OR TO DETERMINE NOT TO PROCEED WITH THE REVERSE STOCK SPLIT	15

ITEM 3 - AUTHORIZATION TO AMEND THE COMPANY’S ARTICLES OF INCORPORATION TO AUTHORIZE PREFERRED SHARES OF FIVE MILLION (5,000,000), $0.001 PAR VALUE PER SHARE, IN SUCH CLASSES OR SERIES WITH SUCH RIGHTS, PRIVILEGES AND PREFERENCES AS THE BOARD MAY HEREAFTER DETERMINE IN ITS SOLE DISCRETION	20

ITEM 4 - ADOPTION OF THE AMENDED AND RESTATED 2023 EQUITY INCENTIVE PLAN	21

EXECUTIVE COMPENSATION	27

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS	33

FORWARD-LOOKING INFORMATION	33

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON	33

ADDITIONAL INFORMATION	33

CONCLUSION	34

EXHIBIT A	A-1

EXHIBIT B	B-1

EXHIBIT C	C-1

EXHIBIT D	D-1

INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE
SECURITIES EXCHANGE ACT OF 1934 AND REGULATION 14C PURSUANT THERETO

September 1, 2023

ARCH THERAPEUTICS, INC.

235 Walnut Street, Suite 6

Framingham, MA 01702

(617) 431-2313

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

THE ACTIONS DESCRIBED IN THIS INFORMATION STATEMENT HAVE BEEN APPROVED BY A MAJORITY OF THE VOTING POWER OF OUR COMMON STOCK.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

GENERAL INFORMATION

This Information Statement has been filed with the Securities and Exchange Commission (the “SEC”) and is being furnished on or about September 1, 2023, by the Board of Directors (the “Board”) of Arch Therapeutics, Inc., a Nevada corporation (the “Company”), to the holders of common stock, par value $0.001 per share (the “Common Stock”), as of the close of business on July 18, 2023 (the “Record Date”), pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder.

On July 18, 2023, the Board deemed it in our best interests to take the following corporate actions (the “Corporate Actions”) and submit them to our stockholders for approval:

(1)

An amendment to the Company’s Amended and Restated Articles of Incorporation (the “Articles of Incorporation” or “Charter”) to effectively increase the number of authorized shares of Common Stock from 12,000,000 to 350,000,000 shares of Common Stock (the “Authorized Share Increase”).

(2)

The granting of discretionary authority to the Board, at any time for a period of 12 months after the date of the Written Consent, to authorize the adoption of an amendment to the Company’s Charter to implement a reverse stock split of the Company’s issued and outstanding Common Stock, at a ratio of not less than 1.5-for-1 and not greater than 20-for-1 without a corresponding decrease to the Company’s authorized shares of Common Stock (the “Reverse Split Ratio”) at any time prior to August 22, 2024, with the exact ratio to be determined by the Board (the “Reverse Split”).

(3)

An amendment to the Company’s Charter to authorize 5,000,000 shares of “blank check” preferred stock, $0.001 par value, in such series and classes, and with such rights and privileges as the Board may hereafter adopt in its sole discretion.

(4)	The approval of the Company’s Amended and Restated 2023 Equity Incentive Plan (the “Plan”).

We are also providing notice to our stockholders that the Corporate Actions were taken by written consent (the “Written Consent”) of the holders of a majority of the Company’s outstanding voting stock (the “Majority Stockholders”), dated as of August 22, 2023, in lieu of a meeting. The purpose of this Information Statement is to inform our stockholders that the Board considers the Corporate Actions to be in the best interests of our Company and our stockholders and that such Corporate Actions will be effective 20 calendar days from the date of mailing this Information Statement to you pursuant to Rule 14c-2 of the Exchange Act.

The amendments to effect the Authorized Share Increase, Reverse Split, and authorization of “blank check” preferred stock are attached hereto as Exhibits A, B, and C, respectively. The Plan is attached hereto as Exhibit D.

QUESTIONS AND ANSWERS ABOUT
THIS INFORMATION STATEMENT AND THE TRANSACTIONS

Q.	Why did I receive this Information Statement?

A.	The Exchange Act requires us to provide you with information regarding the Corporate Actions, even though your vote is neither required nor requested to approve the Corporate Actions.

Q.	Why am I not being asked to vote on the Corporate Actions?

B.

The Board unanimously adopted, approved and recommended the approval of the Corporate Actions and determined that the Corporate Actions are advisable and in the best interests of the Company and our stockholders. The Corporate Actions have also been approved by the Written Consent of the Majority Stockholders. Such approval is sufficient under the Nevada Revised Statutes and our Bylaws and no further approval by our stockholders is required. Therefore, your vote is not required and is not being sought. We are not asking you for a proxy and you are requested not to send us a proxy.

Q.	What do I need to do now?

C.	Nothing. This Information Statement is provided to you solely for your information and does not require or request you to do anything.

INFORMATION ON MAJORITY STOCKHOLDERS

Under Section 78.320 of the Nevada Revised Statutes and our Bylaws, the written consent of stockholders holding a majority of the voting power allocated to our voting shares may be substituted for an annual or special meeting of the stockholders, provided that such written consent sets forth the action so taken and is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote upon were present and voted.

Our Common Stock is the only class of outstanding voting stock of the Company. As of the Record Date, there were:

i. 3,034,458 shares of Common Stock outstanding, with one vote per share;

As of the Record Date, the Common Stock provides for a total of 3,034,458 voting shares. A total of 1,517,230 votes were required to pass any stockholder resolution.

As of the Record Date, the Majority Stockholders together owned 1,564,555 shares of the Company’s voting shares, representing approximately 51.56% of the voting power of the outstanding shares of capital stock of the Company.

All outstanding shares are fully paid and nonassessable. There are no cumulative voting rights. No consideration was paid for the consent. The transfer agent for our Common Stock is Empire Stock Transfer, 1859 Whitney Mesa Drive, Henderson, NV 89014.

NO APPRAISAL OR DISSENTERS’ RIGHTS

Stockholders are not entitled to dissenter’s rights of appraisal with respect to any of the Corporate Actions under the Nevada Revised Statutes, our Articles of Incorporation, or our Bylaws.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of the Record Date, there were 3,034,458 shares of Common Stock outstanding.

The following table sets forth, as of the Record Date, ownership of our voting securities that are beneficially owned by:

●	each person, or group of affiliated persons, known by us to beneficially own more than 5% of any class of our voting securities;

●	each of our named executive officers;

●	each of our directors; and

●	all of our named executive officers and directors as a group.

Information relating to beneficial ownership of the voting securities by our principal stockholders and management is based upon each person’s information using “beneficial ownership” concepts under the SEC rules. Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to vote or direct the voting of the security. For purposes of computing the number and percentage of shares beneficially owned by a security holder, any shares which such person has the right to acquire within 60 days of the Record Date, are deemed to be outstanding, but those shares are not deemed to be outstanding for the purpose of computing the percentage ownership of any other security holder.

Under the SEC rules, more than one person may be deemed to be a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary beneficial interest. Except as noted below, ownership consists of sole ownership, voting and investment rights, and the address for each stockholder listed is: c/o Arch Therapeutics, Inc., 235 Walnut St., Suite #6, Framingham, Massachusetts 01702.

	Amount of Beneficial Ownership of Common Stock
Name and Address of Beneficial Holder	Number of Shares Owned	Percent of Class
5% Stockholders
Oasis Capital, LLC (1)	300,000	9.89%
Bigger Capital Fund, LP & District 2 Capital Fund LP(2)	300,000	9.89%
Walleye Opportunities Master Fund Ltd(3)	300,000	9.89%
Cavalry Fund I LP (4)	300,000	9.89%
Brandt & Mona Wilson (5)	300,000	9.89%
Sixth Borough Capital Fund, LP (6)	300,000	9.89%
Named Executive Officers and Directors
Terrence Norchi, Chief Executive Officer (7)	105,567	3.44%
Punit Dhillon (8)	5,556	*
Laurence Hicks (9)	11,333	*
Michael Abrams (10)	12,417	*
Daniel Yrigoyen (11)	2,917	*
Guy Fish (12)	1,736	*
Named Officers and Directors as a Group	139,526	4.50%

* Indicates less than 1% of class.

(1)

Represents 300,000 shares of Common Stock owned by Oasis Capital, LLC. Excludes (a) 131,292 First Conversion Shares; (b) 120,725 First Warrants; (c) 27,353 Second Conversion Shares; (d) 50,302 Second Warrants; (e) 76,886 Third Conversion Shares; (f) 141,396 Third Warrants; (g) 1,005,251 Pre-Funded Warrants; and (h) 2,552,766 Common Warrants, all of which are subject to conversion or exercise restrictions that prohibit conversion or exercise until such time as the holder would not beneficially own, after such conversion or exercise, more than 4.99% or 9.99% (as the case may be) of the outstanding shares of Common Stock; provided, however, that the holder may waive such ownership limitation, in which case any waiver would become effective sixty-one (61) days after the holder’s delivery of such waiver notice. As of the Record Date, Oasis Capital, LLC has not waived such limitation.

(2)

Represents 300,000 shares of Common Stock owned by, and split evenly between, Bigger Capital Fund, LP and District 2 Capital Fund LP with a common control person. Excludes (a) 131,292 First Conversion Shares; (b) 120,726 First Warrants; (c) 27,354 Second Conversion Shares; (d) 50,302 Second Warrants; (e) 989,459 Pre-Funded Warrants; and (f) 2,552,652 Common Warrants held in the aggregate by Bigger Capital Fund, LP and District 2 Capital Fund LP, all of which are subject to conversion or exercise restrictions that prohibit conversion or exercise until such time as the holder would not beneficially own, after such conversion or exercise, more than 4.99% or 9.99% (as the case may be) of the outstanding shares of Common Stock; provided, however, that the holder may waive such ownership limitation, in which case any waiver would become effective sixty-one (61) days after the holder’s delivery of such waiver notice. As of the Record Date, neither Bigger Capital Fund, LP, nor District 2 Capital Fund LP has waived such limitation.

(3)

Represents 300,000 shares of Common Stock owned by Walleye Opportunities Master Fund Ltd. Excludes (a) 976,278 Pre-Funded Warrants; and (b) 2,552,556 Common Warrants, all of which are subject to exercise restrictions that prohibit exercise until such time as the holder would not beneficially own, after such exercise, more than 4.99% or 9.99% (as the case may be) of the outstanding shares of Common Stock; provided, however, that the holder may waive such ownership limitation, in which case any waiver would become effective sixty-one (61) days after the holder’s delivery of such waiver notice. As of the Record Date, Walleye Opportunities Master Fund Ltd has not waived such limitation.

(4)

Represents 300,000 shares of Common Stock owned by Cavalry Fund I LP. Excludes (a) 52,517 First Conversion Shares; (b) 48,290 First Warrants; (c) 10,941 Second Conversion Shares; (d) 20,121 Second Warrants; (e) 985,064 Pre-Funded Warrants; and, (f) 2,552,620 Common Warrants, all of which are subject to conversion or exercise restrictions that prohibit conversion or exercise until such time as the holder would not beneficially own, after such conversion or exercise, more than 4.99% or 9.99% (as the case may be) of the outstanding shares of Common Stock; provided, however, that the holder may waive such ownership limitation, in which case any waiver would become effective sixty-one (61) days after the holder’s delivery of such waiver notice. As of the Record Date, Cavalry Fund I LP has not waived such limitation.

(5)

Represents 300,000 shares of Common Stock owned individually by Brandt and Mona Wilson. Excludes (a) 976,278 Pre-Funded Warrants; and (b) 2,552,556 Common Warrants, all of which are subject to exercise restrictions that prohibit exercise until such time as the holder would not beneficially own, after such exercise, more than 4.99% or 9.99% (as the case may be) of the outstanding shares of Common Stock; provided, however, that the holder may waive such ownership limitation, in which case any waiver would become effective sixty-one (61) days after the holder’s delivery of such waiver notice. As of the Record Date, neither Brandt Wilson nor Mona Wilson had waived such limitation.

(6)

Represents 300,000 shares of Common Stock owned by Sixth Borough Capital Fund, LP. Excludes (a) 63,869 Pre-Funded Warrants; and (b) 727,738 Common Warrants, all of which are subject to exercise restrictions that prohibit exercise until such time as the holder would not beneficially own, after such exercise, more than 4.99% or 9.99% (as the case may be) of the outstanding shares of Common Stock; provided, however, that the holder may waive such ownership limitation, in which case any waiver would become effective sixty-one (61) days after the holder’s delivery of such waiver notice. As of the Record Date, Sixth Borough Capital Fund, LP has not waived such limitation.

(7)

Represents (a) 50,000 shares of Common Stock held by Twelve Pins Partners, LLC, with respect to which Dr. Norchi is the sole member and holds sole voting and investment control; (b) 7,098 shares issued to Dr. Norchi upon the closing of the Merger in exchange for the cancellation of shares of Common Stock and convertible notes of ABS owned by him immediately prior to the closing of the Merger; (c) 5,650 shares of restricted stock granted to Dr. Norchi on May 3, 2016; (d) 3,250 shares of restricted stock granted to Dr. Norchi on February 3, 2017; (e) 1,800 shares of restricted stock granted to Dr. Norchi on July 19, 2018; (f) 2,626 First Conversion Shares; (g) 2,415 First Warrants; and (h) 363 First Inducement Shares; and (i) 32,365 shares subject to options exercisable within 60 days after the Record Date. Dr. Norchi disclaims beneficial ownership of the securities held by Twelve Pins Partners, LLC except to the extent of his pecuniary interest therein.

(8)	Represents 5,556 shares of Common Stock subject to options exercisable within 60 days after the Record Date.

(9)

Represents 3,091 shares of Common Stock subject to options exercisable within 60 days after the Record Date. Includes (i) 137 shares of Common Stock, (ii) 3,939 First Conversion Shares, (iii) 3,622 Warrant Shares, and (iv) 544 First Inducement Shares held by Drake Partners Equity LLC, in which Mr. Hicks has an ownership interest.

(10)

Represents (i) 3,939 First Conversion Shares; (ii) 3,622 Warrant Shares; (iii) 544 First Inducement Shares; and (iv) 4,312 shares of Common Stock subject to options exercisable within 60 days after the Record Date.

(11)	Represents 750 shares of restricted stock granted to Mr. Yrigoyen on July 30, 2021, and 2,167 shares of Common Stock subject to options exercisable within 60 days after the Record Date.

(12)	Represents 1,736 shares of Common Stock subject to options exercisable within 60 days after the Record Date.

ITEM 1 -  APPROVAL OF AMENDMENT TO INCREASE OF THE COMPANY’S AUTHORIZED SHARES OF COMMON STOCK FROM 12,000,000 TO 350,000,000 SHARES OF COMMON STOCK

Our Charter currently authorizes the Company to issue a total of 12,000,000 shares of Common Stock, par value of $0.001 per share. The Board of Directors and Majority Stockholders, pursuant to the Written Consent, approved an amendment to our Charter to revise the total number of shares of Common Stock that the Company is authorized to issue from 12,000,000 to 350,000,000 shares of Common Stock (the “Authorized Share Increase”).

This effective increase would allow us to (i) maintain alignment with market expectations regarding the number of authorized shares of our Common Stock in comparison to the number of shares issued or reserved for issuance following any stock split, and ensure that we do not have what certain stockholders might view as an unreasonably high number of authorized shares which are not issued or reserved for issuance, (ii) provide us with the ability to pursue financing and corporate opportunities involving our Common Stock, which may include private or public offerings of our equity securities, and (iii) provide us with the ability to grant appropriate equity incentives for our employees over time. In addition, the Company currently has insufficient authorized shares of Common Stock to be issued upon the exercise of certain securities sold in the Bridge Offering (as defined below).

The text of the proposed amendment to the Company’s Charter to effect the Authorized Share Increase is included in Exhibit A to this Information Statement (the “Authorized Share Charter Amendment”). The Company will have the authority to file the Authorized Share Charter Amendment with the Secretary of State of the State of Nevada, which will become effective upon its filing; provided, however, that the Authorized Share Charter Amendment is subject to revision to include such changes as may be required by the office of the Secretary of State of the State of Nevada and as the Board deems necessary and advisable.

Purpose

The primary purpose of the Authorized Share Increase is to effectively increase the total number of shares that we are authorized to issue to (i) maintain alignment with market expectations regarding the number of authorized shares of our Common Stock in comparison to the number of shares issued or reserved for issuance following any reverse stock split and ensure that we do not have what certain stockholders might view as an unreasonably high number of authorized shares which are not issued or reserved for issuance, (ii) provide us with the ability to pursue financing and corporate opportunities involving our Common Stock, which may include private or public offerings of our equity securities, (iii) provide us with the ability to grant appropriate equity incentives for our employees over time and (iv) have sufficient reserves of Common Stock for issuance upon the exercise of securities sold in the Bridge Offering.

Bridge Offering

On July 7, 2023, the Company announced that it had entered into a Securities Purchase Agreement (the “SPA”) with certain institutional and accredited individual investors (collectively, the “Investors”) providing for the issuance and sale by the Company to the Investors of an aggregate of (i) 1,749,245 shares (the “Shares”) of Common Stock at a purchase price of $0.275 per share; (ii) 4,996,199 warrants (the “Pre-Funded Warrants”) at a purchase price of $0.274 per Pre-Funded Warrant, to purchase an aggregate of 4,996,199 shares of Common Stock (the “Pre-Funded Warrant Shares”); and (iii) 13,490,888 warrants (the “Common Warrants” and together with the Pre-Funded Warrants, the “Warrants”) to purchase an aggregate 13,490,888 shares of Common Stock (the “Common Warrant Shares” and together with the Pre-Funded Warrant Share, the “Warrant Shares”). The Shares, Pre-Funded Warrants, and Common Warrants were issued as part of a private placement offering authorized by the Company’s board of directors (the “Bridge Offering”).

Pursuant to the lock-up agreement provided for by the SPA, the Investors agreed that they would either (A) purchase securities, for cash, in an offering conducted in conjunction with an uplist of the Common Stock to any of, and in compliance with the rules of, the Nasdaq Global Market, Nasdaq Capital Market, New York Stock Exchange or NYSE American (the “Uplist Transaction”) with an aggregate purchase price equal to at least 4.3 multiplied by the aggregate purchase price paid by the Investor for the Shares and Warrants under the SPA or (B) be subject to a lock-up provision not to sell or otherwise transfer any of the Shares or Warrant Shares acquired by them in the Bridge Offering until the one-year anniversary of the Closing Date. The aggregate gross proceeds for the sale of the Shares, Pre-Funded Warrants, and Common Warrants will be approximately $1.85 million, before deducting the placement agent’s fees and other estimated fees and offering expenses payable by the Company. The closing of the sales of these securities under the SPA occurred on July 7, 2023 (the “Closing Date”).

Under the SPA, the Company also agreed that upon the closing of the next underwritten public offering of Common Stock (a “Qualifying Offering”) if the effective offering price to the public per share of Common Stock (the “Qualifying Offering Price”) is lower than the $4.00 per share, then the Company shall issue additional Pre-Funded Warrants in an amount reflecting a reduction in the purchase price paid for the Shares and Pre-Funded Warrants that equals the proportion by which the Qualifying Offering Price is less than the $4.00.

Placement Agent

The Company retained Dawson James Securities, Inc. (“DJ”) as placement agent in connection with the Bridge Offering. The Company paid DJ a cash fee equal to 8.0% of the aggregate gross proceeds of the Bridge Offering and reimbursement of expenses of $50,000. Additionally, the Company has agreed to issue to DJ, or its designees, warrants (the “Placement Agent Warrants”) to purchase that number of shares of Common Stock equal to 5% of the aggregate number of securities sold in the Bridge Offering (including warrant coverage). The Placement Agent Warrants will be exercisable at any time and from time to time, in whole or in part, during the five-year period commencing six months from the closing of the Bridge Offering, at a price per share equal to $0.275. The Placement Agent Warrants will provide for a cashless exercise provision and registration rights (including a one-time demand registration right and unlimited piggyback rights).

Use of Proceeds

The net proceeds to the Company from the Bridge Offering, after deducting the placement agent’s fees and the Company’s other estimated fees and offering expenses and excluding the proceeds, if any, from the exercise of the Warrants, are expected to be approximately $1.56 million. The Company intends to use the net proceeds from the Bridge Offering primarily for working capital and general corporate purposes and has not allocated specific amounts for any specific purposes.

Pre-Funded Warrants

The Pre-Funded Warrants will (i) have a nominal exercise price of $0.001 per share; (ii) be exercisable after the earlier of (A) the six-month anniversary after the date of issuance, (B) 120 days after the closing date of an Uplist Transaction, and (C) the date that a registration statement registering the Pre-Funded Warrant Shares is declared effective; (iii) be exercisable until all of the Pre-Funded Warrants are exercised in full; and (iv) have a provision preventing the exercisability of such Pre-Funded Warrants if, as a result of the exercise of the Pre-Funded Warrants, the holder, together with its affiliates and any other persons whose beneficial ownership of Company Common Stock would be aggregated with the holder’s, would be deemed to beneficially own more than either 4.99% or 9.99% of the Company’s Common Stock (the “Warrant Ownership Limitation”) immediately after giving effect to the exercise of the Pre-Funded Warrants. The holder, upon notice to the Company, may increase or decrease the Warrant Ownership Limitation; provided that (i) the Warrant Ownership Limitation may only be increased to a maximum of 9.99% of the Company’s Common Stock; and (ii) any increase in the Warrant Ownership Limitation will not become effective until the 61st day after delivery of such waiver notice. The number of shares of the Company’s Common Stock into which each of the Pre-Funded Warrants is exercisable and the exercise price therefor are subject to adjustment as set forth in the Pre-Funded Warrants, including adjustments for stock subdivisions or combinations (by any stock split, stock dividend, recapitalization, reorganization, scheme, arrangement or otherwise).

Common Warrants

The Common Warrants will (i) have an exercise price of $1.00 per share; (ii) have a term of exercise equal to 5 years after their issuance date; (iii) be exercisable after the earlier of (A) the six-month anniversary after the date of issuance and (B) the date that a registration statement registering the Common Warrant Shares is declared effective; (iv) have a provision permitting voluntary adjustments to the exercise price by the Company, subject to the prior written consent of the Common Warrant holder; (v) be automatically exchanged upon the closing of an Uplist Transaction for a new warrant (the “Exchange Warrant”) that is identical to the warrants (other than any pre-funded warrants), if any, being issued to investors in such Uplist Transaction, with the number of shares underlying such Exchange Warrant being equal to the number of Common Warrant Shares then underlying the Common Warrant multiplied by three and (vi) have a provision preventing the exercisability of such Common Warrants if, as a result of the exercise of the Common Warrants, the holder, together with its affiliates and any other persons whose beneficial ownership of Company Common Stock would be aggregated with the holder’s, would be deemed to beneficially own more than the Warrant Ownership Limitation immediately after giving effect to the exercise of the Common Warrants. The holder, upon notice to the Company, may increase or decrease the Warrant Ownership Limitation; provided that (i) the Warrant Ownership Limitation may only be increased to a maximum of 9.99% of the Company’s Common Stock; and (ii) any increase in the Warrant Ownership Limitation will not become effective until the 61st day after delivery of such waiver notice. The number of shares of the Company’s Common Stock into which each of the Common Warrants is exercisable and the exercise price therefor are subject to adjustment as set forth in the Common Warrants, including adjustments for stock subdivisions or combinations (by any stock split, stock dividend, recapitalization, reorganization, scheme, arrangement or otherwise).

Registration Rights Agreement

On the Closing Date, the Company entered into a registration rights agreement with the Investors (the “Registration Rights Agreement”), pursuant to which the Company is obligated, subject to certain conditions, to file with the Securities and Exchange Commission within the earlier of (i) 30 days following the closing date of the Uplist Transaction and (ii) 60 days after the Closing Date one or more registration statements (any such registration statement, a “Resale Registration Statement”) to register the Shares, the Warrant Shares, the shares of Common Stock issuable upon exercise in full of the Exchange Warrants (the “Exchange Warrant Shares”) and the shares of Common Stock issuable upon exercise in full of the Participating Pre-Funded Warrant (as defined below) (the “Conversion Warrant Shares”) for resale under the Securities Act of 1933, as amended (the “Securities Act”). The Company’s failure to satisfy certain filing and effectiveness deadlines with respect to a Resale Registration Statement and certain other requirements set forth in the Registration Rights Agreement may subject the Company to payment of monetary penalties.

The preceding descriptions of the SPA, Pre-Funded Warrants, Common Warrants, and Registration Rights Agreement are qualified in their entirety by reference to the copies of the form of Securities Purchase Agreement, form of Pre-Funded Warrant, form of Common Warrant, and form of Registration Rights Agreement, which the Company filed as exhibits 10.24, 4.1, 4.2, and 10.25, respectively, to its Quarterly Report on Form 10-Q for the three months ending June 30, 2023.

Note Modification Agreements

On July 7, 2023, the Company entered into an amendment (“Amendment No. 8 to the First Notes”) with the holders of the Company’s outstanding Senior Secured Convertible Promissory Notes, as amended on February 14, 2023, and as subsequently amended on March 10, 2023, March 15, 2023, April 15, 2023, May 15, 2023, June 15, 2023, and July 1, 2023, (as amended, the “First Notes”), issued in connection with a private placement financing the Company completed on July 6, 2022 (the “First Closing”). On July 1, 2023, the Company also entered into an amendment (“Amendment No. 8 to the Second Notes”) with the holders of the Company’s outstanding Unsecured Convertible Promissory Notes, as amended on February 14, 2023, and as subsequently amended on March 10, 2023, March 15, 2023, April 15, 2023, May 15, 2023, June 15, 2023, and July 1, 2023, (as amended, the “Second Notes”), issued in connection with a private placement financing the Company completed on January 18, 2023 (the “Second Closing”). On July 1, 2023, the Company also entered into an amendment (“Amendment No. 3 to the Third Notes” and, together with Amendment No. 8 to the First Notes and Amendment No. 8 to the Second Notes, the “Amendments to the 2022 Notes”) with the holders of the Company’s outstanding Unsecured Convertible Promissory Notes, as amended on June 15, 2023, and as subsequently amended on July 1, 2023 (as amended, the “Third Notes” and, together with the First Notes and Second Notes, the “2022 Notes”), issued in connection with a private placement financing the Company completed on May 15, 2023 (the “Third Closing”).

Under the Amendments to the 2022 Notes, the following amendments to the 2022 Notes will be simultaneously effective upon the closing of an Uplist Transaction. The Specified Percentage (as defined below) of the then outstanding principal amount of the 2022 Notes shall automatically convert (the “Automatic Conversion”) into shares of Common Stock, with the conversion price for purposes of such Automatic Conversion being equal to the lower of (i) the per unit price at which any units (each unit being comprised of one share or share equivalent and accompanying warrants, if any) are sold in the Uplist Transaction or (ii) the price at which warrants issued in the Uplist Transaction are exercisable (but in no event increased above the conversion price in effect immediately prior to the pricing of the Uplist Transaction).

In addition, if the Holder (as defined below) (i) participates in the Uplist Transaction and in the Bridge Offering for a combined (taking into account the Holder’s aggregate investment in the Uplist Transaction and the Bridge Offering) amount equal to no less than fifty percent (50%) of the Holder’s original purchase price under the 2022 Notes and (ii) the Holder’s amount of participation in the Uplist Transaction is at least 4.3 times the Holder’s amount of participation in the Bridge Offering, then the Holder shall receive a pre-funded warrant (the “Participating Pre-Funded Warrant”) to purchase a number of shares of Common Stock equal to the Specified Number (as defined below) times the dollar amount under the 2022 Notes that was converted in the Automatic Conversion. The Participating Pre-Funded Warrant (i) shall have an exercise price of $0.001 per share, (ii) may be exercised on a cashless basis, (iii) shall be exercisable by the Holder at any time commencing on the 90th day after issuance, (iv) may be redeemed by the Company for cash at a redemption price of $0.82 per share underlying the Participating Pre-Funded Warrant with any such redemption made pro rata to all holders of the Participating Pre-Funded Warrants, (v) and shall contain a customary beneficial ownership limitation provision. Additionally, the holder of the Participating Pre-funded Warrants will agree that, until January 6, 2024, it shall not offer, sell, assign, transfer, pledge, contract to sell, or otherwise dispose of, or announce the intention to otherwise dispose of, the Participating Pre-Funded Warrant.

“Specified Percentage” means the greater of: (i) the percentage specified by the Company by notice to the 2022 Note holders (the “Holders” and each a “Holder”) at least five business days prior to the closing of the Uplist Transaction, which percentage shall be the percentage necessary to ensure the applicable Nasdaq requirements regarding the Uplist Transaction are satisfied, and (ii) the percentage specified by the Holder by notice to the Company at least three business days prior to the closing of the Uplist Transaction (which percentage may be different for each 2022 Note as determined by each Holder thereof); provided, that in no event shall the Specified Percentage for the 2022 Notes (A) exceed twenty five percent (25%) unless otherwise agreed in writing by the Holder, or (B) exceed fifty percent (50%) unless otherwise agreed in writing by the Company.

“Specified Number” means, if the Specified Percentage is 50%, 2.4, which number shall be increased by 1.6% for each percentage point decrease in the Specified Percentage, such increase being compounded iteratively for each percentage point decrease in the Specified Percentage, with the result rounded to two decimal places.

Additionally, on July 7, 2023, the Company entered into an amendment (the “Omnibus Amendment to Notes and Warrants”) with the Holders of the 2022 Notes amending the 2022 Notes and related warrants issued at each of the First Closing, Second Closing, and Third Closing (the “First Warrants”, “Second Warrants” and “Third Warrants”, respectively, and collectively, the “2022 Warrants”). Under the Omnibus Amendment to Notes and Warrants, the 2022 Notes and 2022 Warrants were amended (i) to modify the Most Favored Nation provisions therein to exclude the Bridge Offering and (ii) to prohibit the Company from engaging in any capital raising transactions, subject to certain exceptions, until the earlier of (A) July 7, 2027, and (B) the first date on which all Holders hold less than 20% of the original amount of the Participating Pre-Funded Warrants received by each Holder, respectively, in connection with the Automatic Conversion.

The foregoing descriptions of Amendment No. 8 to the First Notes, Amendment No. 8 to the Second Notes, Amendment No. 3 to the Third Notes, and the Omnibus Amendment to Notes and Warrants do not purport to be complete and are qualified in their entirety by the full text of the Form of Amendment No. 8 to the First Notes, the Form of Amendment No. 8 to the Second Notes, the Form of Amendment No. 3 to the Third Notes, and the Form of Omnibus Amendment to Notes and Warrants which the Company filed as exhibits 10.17, 10.18, 10.19, 10.20, respectively, to its Quarterly Report on Form 10-Q for the three months ending June 30, 2023.

This Information Statement does not constitute an offer to sell or the solicitation of an offer to buy any of the securities described herein, nor shall there be any sale of these securities in any state or other jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Effect on Outstanding Common Stock

The Authorized Share Increase will revise the total number of shares of Common Stock that we are authorized to issue from 12,000,000 to 350,000,000 shares of Common Stock. The Authorized Share Increase would not have any effect on the rights of existing stockholders and the par value per share of Common Stock will remain $0.001.

The Authorized Share Increase results in an effectively greater number of shares of authorized but unissued Common Stock being available for future issuance for various purposes, including raising capital or making acquisitions. We currently expect that the amount of authorized but unissued shares of Common Stock available for future issuances following the effective increase in authorized shares of Common Stock will be sufficient for our future needs.

Effective Time of the Effective Increase of Authorized Shares

The Authorized Share Increase would become effective, if at all, when the Authorized Share Charter Amendment is accepted and recorded by the office of the Secretary of State of the State of Nevada.

Anti-Takeover Effects

Although the Authorized Share Increase is not motivated by anti-takeover concerns and is not considered by our Board to be an anti-takeover measure, the availability of additional authorized shares of Common Stock could enable the Board to issue shares defensively in response to a takeover attempt or to make an attempt to gain control of the Company more difficult or time-consuming. For example, shares of Common Stock could be issued to purchasers who might side with management in opposing a takeover bid that the Board determines is not in our best interests, thus diluting the ownership and voting rights of the person seeking to obtain control of the Company. In certain circumstances, the issuance of Common Stock without further action by the stockholders may have the effect of delaying or preventing a change in control of the Company, may discourage bids for our Common Stock at a premium over the prevailing market price and may adversely affect the market price of our Common Stock. As a result, increasing the authorized number of shares of our Common Stock could render a hostile takeover, tender offer or proxy contest, assumption of control by a holder of a large block of our stock, and the possible removal of our incumbent management more difficult and less likely. We are not aware of any proposed attempt to take over the Company or of any present attempt to acquire a large block of our Common Stock.

ITEM 2 - THE GRANTING OF DISCRETIONARY AUTHORITY TO THE BOARD, AT ANY TIME FOR A PERIOD OF 12 MONTHS AFTER THE DATE OF THE WRITTEN CONSENT, TO AUTHORIZE THE ADOPTION OF AN AMENDMENT TO THE COMPANY’S CHARTER, TO EFFECT A REVERSE STOCK SPLIT OF THE ISSUED AND OUTSTANDING COMMON STOCK AT A RATIO BETWEEN 1.5 FOR 1 TO 20 FOR 1 WITHOUT CORRESPONDINGLY DECREASING THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK, SUCH RATIO TO BE DETERMINED BY THE BOARD, OR TO DETERMINE NOT TO PROCEED WITH THE REVERSE STOCK SPLIT

General

The Board and Majority Stockholders, pursuant to the Written Consent, approved a resolution to authorize the adoption of an amendment to the Articles of Incorporation to effect a reverse stock split of the issued and outstanding Common Stock at any time on or prior to August 22, 2024, at a ratio between 1.5:1 to 20:1 without correspondingly decreasing the number of authorized shares of Common Stock, such ratio to be determined by the Board (the “Reverse Stock Split”). The Reverse Stock Split will be effected by an amendment to our Charter included in Exhibit B to this Information Statement that, once filed with the Office of the Secretary of State of Nevada, will combine between one point five (1.5) and twenty (20) shares of our Common Stock into one share of Common Stock (the “Reverse Stock Split Amendment”). The Board reserves the right to elect to abandon the Reverse Split if it determines, in its sole discretion, that the Reverse Split is no longer in the best interests of the Company and our stockholders.

No fractional shares will be issued in connection with the Reverse Split. We will round up any fractional shares resulting from the Reverse Split to the nearest whole share. We will aggregate all shares held by a stockholder prior to implementing fractional share rounding, and issue a full share of post-Reverse Split Common Stock to any stockholder who would otherwise have been entitled to receive a fractional share of Common Stock as a result of the Reverse Split.

When implemented, the Reverse Split will not change the par value of our Common Stock. Except to the extent the Reverse Split would result in fractional shares, as described above, each stockholder will hold the same percentage of Common Stock outstanding immediately following the Reverse Split as such stockholder held immediately prior to the Reverse Split.

Purpose and Background of the Reverse Stock Split

Our primary objective in the Reverse Split is to attempt to raise the per share trading price of our Common Stock in order to gain a listing on the NASDAQ or NYSE MKT exchange (in either case, an “Exchange”). Before our Common Stock may be listed on an Exchange, we must satisfy certain listing requirements. One of these listing requirements is that our Common Stock must have a minimum bid price of $4.00 per share. Our Common Stock is currently traded on the QB tier of the OTC Marketplace (“OTCQB”) under the symbol “ARTH.” On the Record Date, the closing sale price of a share of our Common Stock on the OTCQB was $2.96.

We anticipate that the Reverse Split will increase the per share bid price per share of our Common Stock above $4.00, and thereby satisfy one of the Exchange’s listing requirements. However, we cannot be certain that the Reverse Split will, initially or in the future, have the intended effect of raising the bid price of our Common Stock above $4.00 per share.

In addition to our desire to be listed on an Exchange, the Board believes that the low market price of our Common Stock impairs our marketability and acceptance by institutional investors and other members of the investing public and creates a negative impression of the Company. Theoretically, decreasing the number of shares of Common Stock outstanding should not, by itself, affect the marketability of the shares, the type of investor who would be interested in acquiring them, or our reputation in the financial community. In practice, however, many investors and market makers consider low-priced stocks as unduly speculative in nature and, as a matter of policy, avoid investment and trading in such stocks. The presence of these negative perceptions may adversely affect not only the pricing of our Common Stock but also the trading liquidity. In addition, these perceptions may affect our commercial business and our ability to raise additional capital through equity and debt financings.

We expect that the anticipated increase in the per share trading price resulting from the Reverse Split will encourage greater interest in our Common Stock among members of the financial community and the investing public and possibly create a more liquid market for our stockholders. However, the possibility exists that stockholder liquidity may be adversely affected if the Reverse Split is effected, particularly if the price per share of our Common Stock begins a declining trend after the Reverse Split takes effect.

Certain Risk Factors Associated with the Reverse Split

Reduced Market Capitalization. As noted above, the principal purpose of the Reverse Split, if implemented, will be to raise the price of our Common Stock to obtain a listing on an Exchange. We cannot assure you, however, that the Reverse Split will accomplish this objective. While we expect that the reduction in our outstanding shares of Common Stock will increase the market price of our Common Stock, we cannot assure you that the Reverse Split will increase the market price of our Common Stock by a multiple equal to the number of pre-Reverse Split shares in the Reverse Split ratio determined by the Board, or result in any permanent increase in the market price, which can be dependent upon many factors, including our business and financial performance and prospects. Should the market price decline after implementation of the Reverse Split, the percentage decline may be greater, due to the smaller number of shares outstanding, than it would have been prior to the Reverse Split. In some cases, the share price of companies that have implemented reverse stock splits has subsequently declined back to pre-reverse split levels. Accordingly, we cannot assure you that the market price of our Common Stock immediately after the Reverse Split takes effect will be maintained for any period of time or that the ratio of post and pre-split shares will remain the same after the Reverse Split is effected, or that the Reverse Split will not have an adverse effect on our stock price due to the reduced number of shares immediately outstanding after the Reverse Split and prior to the Authorized Share Increase. A reverse stock split is often viewed negatively by the market and, consequently, can lead to a decrease in our overall market capitalization. If the per share price does not increase proportionately as a result of the Reverse Split, then our overall market capitalization will be reduced.

Increased Transaction Costs. The number of shares held by each individual stockholder will be reduced if the Reverse Split is implemented. This will increase the number of stockholders who hold less than a “round lot,” or 100 shares. Typically, the transaction costs to stockholders selling “odd lots” are higher on a per share basis. Consequently, the Reverse Split could increase the transaction costs to existing stockholders in the event they wish to sell all or a portion of their position.

Liquidity. Although the Board believes that the decrease in the number of shares of our Common Stock outstanding as a consequence of the Reverse Split and the anticipated increase in the price of our Common Stock could encourage interest in our Common Stock and possibly promote greater liquidity for our stockholders, such liquidity could also be adversely affected by the reduced number of shares outstanding after the Reverse Split.

No Appraisal Rights

Under the Nevada General Corporation Law, our stockholders are not entitled to appraisal rights with respect to the Reverse Split, and the Company is not independently providing and has not so provided stockholders with any such right.

Determination of the Ratio for the Reverse Stock Split

The ratio of the Reverse Split will be determined by the Board, in its sole discretion. However, the ratio will not be less than a ratio of one point five-for-one (1.5:1) or exceed a ratio of twenty-for-one (20:1). In determining the Reverse Split ratio, the Board will consider numerous factors, including the historical and projected performance of our Common Stock, prevailing market conditions and general economic trends, and will place emphasis on the expected closing price of our Common Stock in the period following the effectiveness of the Reverse Split. The Board will also consider the impact of the Reverse Split ratio on investor interest. The purpose of selecting a range is to give the Board the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond to a changing corporate environment. Based on the number of shares of Common Stock issued and outstanding as of the Record Date, immediately following the completion of the Reverse Split, and before implementation of the Authorized Share Increase, we will have approximately between 2,022,972 and 151,722 shares of Common Stock issued and outstanding, depending on the ratio of the Reverse Split determined by the Board.

Principal Effects of the Reverse Stock Split

The Reverse Split will affect all of our stockholders uniformly and will not change the proportionate equity interests of our stockholders, nor will the respective voting rights and other rights of stockholders be altered, except for possible changes due to the treatment of fractional shares resulting from the Reverse Split. As described above, we will round up any fractional shares resulting from the Reverse Split to the nearest whole share.

Common Stock issued and outstanding pursuant to the Reverse Split will remain fully paid and non-assessable. The authorization for the Board to implement the Reverse Split is not being proposed in response to any effort, of which we are aware, to accumulate shares of Common Stock or obtain control of the Company, nor is it part of a plan by management to recommend to the Board and stockholders a series of amendments to our Articles of Incorporation.

We do not anticipate a material decrease in the number of holders of record of our Common Stock after the Board implements the Reverse Split, including in the event the ratio of the Reverse Split determined by the Board is twenty-for-one (20:1).

Effect on Outstanding Derivative Securities

The Reverse Split will require that proportionate adjustments be made to the conversion rate, the per share exercise price and the number of shares issuable upon the vesting, exercise or conversion of the outstanding derivative securities issued by us, in accordance with the Reverse Split Ratio. The adjustments to such securities, as required by the Reverse Split and in accordance with the Reverse Split Ratio, would result in approximately the same aggregate price being required to be paid under such securities upon exercise, and approximately the same value of shares of Common Stock being delivered upon such exercise or conversion, immediately following the Reverse Split as was the case immediately preceding the Reverse Split.

Effect on Stock Option Plans

Our Amended and Restated 2023 Equity Incentive Plan (the “2023 Plan,” or the “Plan”) is designed primarily to provide stock-based incentives to employees. After the Reverse Split, the Board shall make appropriate adjustments to awards granted under the 2023 Plan or our 2013 Stock Incentive Plan (the “2013 Plan”). Accordingly, after the Reverse Split, as of the effective date the number of all outstanding option grants, the number of shares issuable and the exercise price, as applicable, relating to options under our 2023 Plan and 2013 Plan, will be proportionately adjusted according to the Reverse Split ratio. The Board has also authorized us to effect any other changes necessary, desirable or appropriate to give effect to the Reverse Split, including any applicable technical, conforming changes.

The terms of our outstanding stock options do not permit exercise for fractional shares. As such, the number of shares issuable under any individual outstanding stock option shall either be rounded up or down as provided for under the specific terms of our 2023 Plan and 2013 Plan. Commensurately, the exercise price under each stock option would be increased proportionately such that upon exercise, the aggregate exercise price payable by the optionee to us would remain the same.

Effective Date; Exchange Act Registration Status

The proposed Reverse Split of our Common Stock may be implemented by the Board at any time prior to August 22, 2024. The Reverse Split will become effective as of 4:01 p.m., Eastern Time (the “Effective Date”), on the date of filing the Reverse Stock Split Amendment with the office of the Secretary of State of Nevada. Except as explained below with respect to fractional shares, on the Effective Date, shares of our Common Stock issued and outstanding immediately prior thereto will be combined, automatically and without any action on the part of the stockholders, into one share of Common Stock in accordance with the Reverse Split ratio determined by the Board. After the Effective Date, the Common Stock will have a new committee on uniform securities identification procedures (“CUSIP”) number, which is a number used to identify our equity securities, and stock certificates with the old CUSIP number must be exchanged for stock certificates with the new CUSIP number by following the procedures described below. After the Effective Date, we will continue to be subject to periodic reporting and other requirements of the Exchange Act and our Common Stock will continue to be traded on the OTCQB. Promptly following the execution of the Reverse Split, however, we intend to apply to list our shares of Common Stock on an Exchange.

Exchange of Stock Certificates and Elimination of Fractional Share Interests

We will appoint Empire Stock Transfer to act as exchange agent for holders of our Common Stock in connection with the Reverse Split. As of July 18, 2023, we have approximately 107 holders of record of our Common Stock (although we have significantly more beneficial holders). We do not expect the Reverse Split to result in a reduction in the number of record holders. We presently do not intend to seek any change in our status as a reporting company for federal securities law purposes, either before or after the Reverse Split.

Fractional shares with respect to our Common Stock will not be issued in connection with the Reverse Split. We will round up any fractional shares of our Common Stock resulting from the Reverse Stock Split to the nearest whole share.

On or after the Effective Date, we will mail a letter of transmittal to each of our stockholders. Each stockholder will then be able to obtain a certificate evidencing its post-Reverse Split shares of Common Stock, together with the properly executed and completed letter of transmittal and such other evidence of ownership of the shares as we may require. Our stockholders will not receive certificates for post-Reverse Split shares unless and until their old certificates are surrendered. Stockholders should not forward their certificates to the exchange agent until they receive the letter of transmittal, and they should only send in their certificates with the letter of transmittal. The exchange agent will send each stockholder’s new stock certificate promptly after receipt of that stockholder’s properly completed letter of transmittal and old stock certificate(s).

Stockholders will not be required to pay any service charges in connection with the exchange of old certificates.

Effect on Registered and Beneficial Stockholders

Upon the Effective Date, we intend to treat stockholders holding shares of Common Stock in “street name,” through a bank, broker or other nominee, in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers or other nominees will be instructed to affect the Reverse Split for their beneficial holders of Common Stock in “street name.” However, these banks, brokers or other nominees may apply their own specific procedures for processing the Reverse Split. If you hold your shares with a bank, broker or other nominee, and if you have any questions in this regard, we encourage you to contact your nominee.

STOCKHOLDERS SHOULD NOT DESTROY ANY PRE-SPLIT STOCK CERTIFICATES AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL THEY ARE REQUESTED TO DO SO.

Procedures for Implementing the Reverse Split

The Reverse Stock Split will be implemented by filing the Reverse Stock Split Amendment to the Charter with the Secretary of State of Nevada. The Reverse Split will become effective as set forth in the section captioned “Effective Date; Exchange Act Registration Status” above. As of the Effective Date, each certificate representing shares of our Common Stock before the Reverse Split would be deemed, for all corporate purposes, to evidence ownership of the reduced number of shares of our Common Stock resulting from the Reverse Split. However, a holder of any unexchanged certificates will not be entitled to receive any dividends or other distributions payable by us after the Effective Date until the old certificates are surrendered. Subject to the various escheat laws, such dividends and distributions, if any, would be accumulated, and at the time of surrender of the old certificates, all such unpaid dividends or distributions will be paid without interest. All shares underlying options, warrants, convertible notes and other securities will also be automatically adjusted on the Effective Date. Our transfer agent, Empire Stock Transfer, will act as the exchange agent for the purposes of implementing the exchange of stock certificates. As soon as practicable after the Effective Date, stockholders and holders of stock options exercisable for our Common Stock will be notified of the effectiveness of the Reverse Split. Stockholders of record will receive a letter of transmittal requesting them to surrender their old stock certificates for new stock certificates, bearing the new CUSIP number and reflecting the adjusted number of shares as a result of the Reverse Split. Persons who hold their shares in brokerage accounts or “street name” will not be required to take any further action to effect the exchange of their shares. No new certificates will be issued to a stockholder until surrender of any outstanding certificates together, with the properly completed and executed letter of transmittal to the exchange agent. Until surrender, each certificate representing pre-Reverse Split share will continue to be valid and will represent the adjusted number of shares based on the ratio of the Reverse Split. Stockholders should not destroy any stock certificate and should not submit any certificates until they receive a letter of transmittal.

Reservation of Right to Abandon the Reverse Split

We reserve the right to abandon the Reverse Split without further action by our stockholders at any time before the Effective Date of the Reverse Stock Split Amendment.

Accounting Matters

The Reverse Split will not change total stockholders’ equity on our balance sheet. However, because the par value of our Common Stock will remain unchanged on the Effective Date, the components that make up total stockholders’ equity will change by offsetting amounts. Depending on the ratio of the Reverse Split, as determined by the Board, our stated capital component will be reduced to an amount between sixty-seven hundredths (1/1.5) and five hundredths (1/20) of its present amount, and our additional paid-in capital component will be increased with the amount by which the stated capital is reduced. The per share net income or loss and net book value of our Common Stock will be increased because there will be fewer shares of our Common Stock outstanding. In addition, our historical amounts of net income or loss per share of Common Stock previously reported by us, as well as all references to Common Stock share amounts, will be restated to reflect the Reverse Split as if it had been in effect as of the earliest reported period.

Federal Income Tax Consequences of the Reverse Split

The following summary of certain material United States federal income tax consequences of the Reverse Split does not purport to be a complete discussion of all of the possible federal income tax consequences of the Reverse Split and is included for general information only. Furthermore, it does not address any state, local or foreign income or other tax consequences. Also, it does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. This summary also assumes that the pre-Reverse Split shares were, and the post-Reverse Split shares will be, held as a “capital asset,” as defined in the Internal Revenue Code (i.e. generally, property held for investment). The tax treatment of any stockholder may vary depending upon the particular circumstances of such stockholder. Each stockholder is urged to consult with such stockholder’s own tax advisor with respect to the tax consequences of the Reverse Split.

Tax Consequences to the Company. We do not expect to recognize any gain or loss as a result of the proposed Reverse Split.

Tax Consequences to Stockholders. No gain or loss should be recognized by a stockholder upon such stockholder’s exchange of pre-Reverse Split shares for post-Reverse Split shares pursuant to the Reverse Split. As noted above, we will not issue fractional shares of our Common Stock in connection with the Reverse Stock Split. Instead, we will issue one full share of post‑Reverse Stock Split Common Stock to any stockholder who would have been entitled to receive a fractional share of Common Stock as a result of the Reverse Stock Split. The U.S. federal income tax consequences of the receipt of such an additional share of our Common Stock are not clear. The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. Accordingly, each U.S. holder should consult with his or her own tax advisor with respect to all of the potential tax consequences to him or her of the Reverse Stock Split.

ITEM 3 -  AUTHORIZATION TO AMEND THE COMPANY’S ARTICLES OF INCORPORATION TO AUTHORIZE PREFERRED SHARES OF FIVE MILLION (5,000,000), $0.001 PAR VALUE PER SHARE, IN SUCH CLASSES OR SERIES WITH SUCH RIGHTS, PRIVILEGES AND PREFERENCES AS THE BOARD MAY HEREAFTER DETERMINE IN ITS SOLE DISCRETION

Our Board and the Majority Stockholders, pursuant to the Written Consent, have consented to authorize 5,000,000 shares of preferred stock (“Preferred Stock”) by filing an amendment to our Charter (the “Blank Check Amendment”). These are known as “blank check” Preferred Stock because the Board can set in its discretion the classes, series and rights, privileges and preferences as it may determine in the future, in its sole discretion in the exercise of its business judgment. The text of the proposed amendment to the Company’s Charter to effect the Blank Check Amendment is included in Exhibit C to this Information Statement (the “Blank Check Charter Amendment”). The Company will have the authority to file the Blank Check Charter Amendment with the Secretary of State of the State of Nevada, which will become effective upon its filing; provided, however, that the Blank Check Charter Amendment is subject to revision to include such changes as may be required by the office of the Secretary of State of the State of Nevada and as the Board deems necessary and advisable.

Reasons for the Preferred Stock Authorization

The Board believes that it is in the Company’s and stockholders’ best interest to authorize shares of Preferred Stock to meet business needs as they arise without the expense or delay of a special meeting of stockholders to approve additional authorized shares at that time. Such business needs may include future offerings of preferred stock, future issuances of preferred stock in connection with the acquisition of other companies or assets, and other proper corporate purposes identified by the Board in the future. Any future issuance of Preferred Stock of the Company would remain subject to separate stockholder approval if required by applicable law, the Company’s articles of incorporation (as amended), or the rules of any national securities exchange on which shares of Preferred Stock of the Company are then listed.

Anti-Takeover Effects

The authorized but unissued shares of Preferred Stock could have anti-takeover effects. Under certain circumstances, any or all of the Preferred Stock could be used as a method of discouraging, delaying or preventing a change in control of the Company. For example, the Board could designate and issue a series of Preferred Stock in an amount that sufficiently increases the number of outstanding shares to overcome a vote by the holders of Common Stock or with rights and preferences that include special voting rights to veto a change in control. The Preferred Stock could also be used in connection with the issuance of a stockholder rights plan, sometimes referred to as a “poison pill.”

Use of the Preferred Stock in the foregoing manner could delay or frustrate a merger, tender offer or proxy contest, the removal of incumbent directors, or the assumption of control by stockholders, even if such proposed actions would be beneficial to the Company’s stockholders. This could include discouraging bids for the Company even if such bid represents a premium over the Company’s then-existing trading price and thereby prevent stockholders from receiving the maximum value for their shares.

Other Potential Effects of the Proposed Amendment

The authorization of the Blank Check Charter Amendment will not, by itself, have any effect on the rights of present stockholders. The shares of Preferred Stock to be authorized will be “blank check” serial preferred stock. This type of preferred stock allows the Board to issue one or more series of the Preferred Stock, from time to time, with full, limited or no voting powers, and to fix all of the designations, preferences and relative, participating, optional or special voting rights, and qualifications, limitations or other restrictions upon the Preferred Stock.

Management also will have the discretion, subject to the approval of the Board how, when, and for what consideration the Preferred Stock may be issued. The Board can approve significant liquidation, dividend, voting conversion, and redemption rights that are very superior to those of Common Stock to the serious detriment of common stockholders.

Under the Charter, the Company’s stockholders do not have preemptive rights to subscribe for additional shares of capital stock which may be issued by the Company, which means that current stockholders do not have a prior right to purchase any new issue of capital stock of the Company in order to maintain their proportionate ownership of such shares. In addition, if the Board elects to issue additional shares of Preferred Stock, such issuance could have a dilutive effect on the earnings per share, voting power and holdings of current holders of Common Stock or Preferred Stock.

Exchange Act Matters

Our Common Stock is currently registered under the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Split, if implemented, will not affect the registration of our Common Stock under the Exchange Act or our reporting or other requirements thereunder. Our Common Stock is currently traded on the OTCQB under the symbol “ARTH”, subject to our continued satisfaction of the OTCQB market listing requirements.

ITEM 4 -  ADOPTION OF THE AMENDED AND RESTATED 2023 EQUITY INCENTIVE PLAN

Our Board and management believe that the effective use of stock-based long-term incentive compensation is vital to our ability to achieve strong performance in the future. The 2023 Equity Incentive Plan was initially adopted by the Board on July 18, 2023, and amended and restated by the Board on August 13, 2023, subject to ratification by stockholders. On August 22, 2023, pursuant to the Written Consent, the Majority Stockholders ratified the Amended and Restated 2023 Equity Incentive Plan (the “2023 Plan”) in the form of the attached Exhibit D.

Summary of the 2023 Plan

The following is a summary of the material features of the 2023 Plan and is qualified in its entirety by reference to the full text of the 2023 Plan, which is attached as Exhibit D to this Information Statement. Capitalized terms used in this summary and not otherwise defined shall have the meaning set forth in the 2023 Plan.

Overview

The general purpose of the 2023 Plan is to provide a means whereby eligible employees, officers, non-employee directors and other individual service providers may develop a sense of proprietorship and personal involvement in our development and financial success, and to encourage them to devote their best efforts to us, thereby advancing our interests and the interests of stockholders. The 2023 Plan will allow us to grant stock options, restricted stock awards, unrestricted stock awards and similar kinds of equity-based compensation. Since our 2013 Stock Incentive Plan expired on June 18, 2023, the 2023 Plan will serve as the only plan pursuant to which we can grant stock options and other equity-based awards to incentivize our eligible employees, officers, non-employee directors and other individual service providers.

Shares Subject to the 2023 Plan

The 2023 Plan reserves an aggregate of 455,169 shares of our Common Stock for the issuance of awards under the 2023 Plan (the “Share Limit”), representing 15% of our shares of Common Stock outstanding on a fully-diluted basis as of the date of this proposal. Pursuant to the 2023 Plan’s “evergreen” provision, the Share Limit shall be cumulatively increased (i) each October 1, commencing October 1, 2023, by 5% of the number of shares of Common Stock issued and outstanding on the immediately preceding September 30 (such cumulative shares being the “Evergreen Shares”). In addition, effective at the close of business on the date of the closing (the “Uplist Date”) of the public offering in connection with which our Common Stock becomes tradeable on a national exchange and on the first day of each fiscal quarter of the Company thereafter until the earlier of (i) the five-year anniversary of the Uplist Date and (ii) October 31, 2028, the Share Limit will automatically increase by an amount equal to fifteen percent (15%) of the incremental number of shares of our Common Stock, if any, issued (x) with respect to the “Bridge Offering” (including without limitation “Pre-Funded Warrant Shares” and “Common Warrant Shares”), the “Uplist Transaction” and/or a “Qualifying Offering” (as such terms are used in the Company’s current report on Form 8-K filed with the Securities Exchange Commission on July 13, 2023), (y) with respect to the Uplist Date, since the date on which the stockholders ratified the 2023 Plan, and (z) with respect to each fiscal quarter thereafter, during the previous fiscal quarter (excluding in each case shares of Common Stock issued pursuant to awards under the 2023 Plan); provided, however, that shares of Common Stock issued in connection with any such Qualifying Offering shall not be taken into account except to the extent, if any, that such shares are issued with respect to shares of Common Stock issued in connection with the Bridge Offering and/or the Uplist Transaction (the cumulative number of all such incremental shares of Common Stock being referred to as “Capital Raise Shares”). The Board may, however, act prior to the Uplist Date or the first day of any such fiscal year or fiscal quarter, as applicable, to provide that there will be no increase in the Share Limit upon the Uplist Date or for the fiscal year or fiscal quarter, as applicable, or that the increase in the Share Limit for the Uplist Date or the fiscal year or fiscal quarter, as applicable, will be a lesser number of shares of Common Stock than would otherwise occur.

In no event may an Award be granted with respect to Evergreen Shares to the extent that such Award would, cumulatively with other outstanding Awards made with respect to Evergreen Shares, exceed twenty percent (20%) of the total number of shares of Common Stock outstanding on the Effective Date plus any Capital Raise Shares. At least seventy-five percent (75%) of Evergreen Shares must, if granted, be granted as Stock Options, Stock Appreciation Rights and/or performance-based Awards.

In applying the aggregate Share Limit, shares of Common Stock (i) subject to awards that are forfeited, canceled, returned to the Company for failure to satisfy vesting requirements or otherwise forfeited, or terminated without payment being made thereunder and (ii) that are surrendered in payment or partial payment of the exercise price of an option or stock appreciation right or taxes required to be withheld with respect to the exercise of stock options or stock appreciation rights or in payment with respect to any other form of award are not counted and, therefore, may be made subject to new awards under the 2023 Plan.

“Incentive stock options”, or ISOs, that are intended to meet the requirements of Section 422 of the Code may be granted under the 2023 Plan with respect to up to 12,750,000 shares of Common Stock authorized for issuance under the 2023 Plan, but not in excess of the Share Limit in effect at any time.

No outside director may receive grants of awards under the 2023 Plan during any calendar year having an accounting value in excess of $300,000; provided that in the case of a new outside director, such amount shall be increased to $400,000 for the initial year of the outside director’s term.

The number of shares authorized for issuance under the 2023 Plan and the foregoing share limitations are subject to customary adjustments for stock splits, stock dividends or similar transactions.

The 2023 Plan allows for grants of “inducement” awards as an inducement for individuals to accept employment or service with our Company or in connection with a merger or acquisition, as permitted by NASDAQ Listing Rule 5635(c) or, if applicable, another listing rule. Shares subject to such inducement awards will not reduce the number of shares of Common Stock available for issuance under the 2023 Plan.

Administration

The 2023 Plan is administered by the compensation committee of our Board, but the Board may act on any matter in lieu of the committee. The committee has discretion to determine the persons to whom options to purchase shares of our Common Stock, stock appreciation rights (SARs), restricted stock units, restricted or unrestricted shares of our Common Stock, performance shares, performance units, other cash-based awards and other stock-based awards may be granted. The committee may also establish rules and regulations for the administration of the 2023 Plan and may amend or modify any outstanding awards, including authority to reduce (reprice) the exercise price of any outstanding option or SAR if the exercise price exceeds the fair market value of our Common Stock on the date of such repricing. The committee may delegate authority to the chief executive officer and/or other executive officers to grant options and other awards to employees (other than themselves), subject to applicable law and the 2023 Plan. No options, stock purchase rights or awards may be made under the 2023 Plan on or after the 10-year anniversary of the 2023 Plan’s adoption by our Board, but the 2023 Plan will continue thereafter while previously granted options, SARs or other awards remain outstanding.

Eligibility

Persons eligible to receive options, SARs or other awards under the 2023 Plan are all employees, officers, directors, consultants, advisors or other individual service providers of our Company and our subsidiaries, or any person who is determined by the committee to be a prospective employee, officer, director, consultant, advisor or other individual service provider of the Company or any subsidiary. As of August 13, 2023, the Company and its subsidiaries had a total of 10 employees, including 0 officers and 3 executive officers (who are not included in the number of officers), 3 non-employee directors, 15 consultants, 6 other advisors, and 5 other individual service providers. As of August 13, 2023, no person is eligible to participate as a result of a determination by the committee that that person is a prospective employee, officer, director, consultant, advisor or other individual service provider of the Company or any subsidiary. As awards under the 2023 Plan are within the discretion of the committee, the Company cannot determine how many individuals in each of the categories described above will receive awards.

Terms and Conditions of Options

Options granted under the 2023 Plan may be either ISOs or “nonstatutory stock options” that do not meet the requirements of Section 422 of the Code. The committee will determine the exercise price of options granted under the 2023 Plan. The exercise price of stock options may not be less than the fair market value per share of our Common Stock on the date of grant (or 110% of fair market value in the case of ISOs granted to a ten-percent stockholder).

If on the date of grant the Common Stock is listed on a stock exchange or is quoted on the automated quotation system of Nasdaq, the fair market value will generally be the closing sale price on the date of grant (or the last trading day before the date of grant if no trades occurred on the date of grant). If no such prices are available, the fair market value will be determined in good faith by the committee based on the reasonable application of a reasonable valuation method. On the Record Date, the closing sale price of a share of our Common Stock on the OTCQB was $2.96.

No option may be exercisable for more than ten years (five years in the case of an ISO granted to a ten-percent stockholder) from the date of grant. Options granted under the 2023 Plan will be exercisable at such time or times as the committee prescribes at the time of grant. No employee may receive ISOs that first become exercisable in any calendar year in an amount exceeding $100,000. The committee may, in its discretion, permit a holder of an option to exercise the option before it has otherwise become exercisable, in which case the shares of our Common Stock issued to the recipient will continue to be subject to the vesting requirements that applied to the option before exercise.

Generally, the option price may be paid (a) in cash or by certified check, bank draft or money order, (b) through delivery of shares of our Common Stock having a fair market value equal to the purchase price, or (c) a combination of these methods. The committee is also authorized to establish a cashless exercise program and to permit the exercise price (or tax withholding obligations) to be satisfied by reducing from the shares otherwise issuable upon exercise a number of shares having a fair market value equal to the exercise price.

No option may be transferred other than by will or by the laws of descent and distribution, and during a recipient’s lifetime an option may be exercised only by the recipient. However, the committee may permit the holder of an option, SAR or other award to transfer the option, right or other award to immediate family members or a family trust for estate planning purposes. The committee will determine the extent to which a holder of a stock option may exercise the option following termination of service with us.

Stock Appreciation Rights

The committee may grant SARs independent of or in connection with an option. The committee will determine the other terms applicable to SARs. The exercise price per share of a SAR will not be less than 100% of the fair market value of a share of our Common Stock on the date of grant, as determined by the committee. The maximum term of any SAR granted under the 2023 Plan is ten years from the date of grant. Generally, each SAR will entitle a participant upon exercise to an amount equal to the excess of the fair market value on the exercise date of one share of our Common Stock over the exercise price, multiplied by the number of shares of Common Stock covered by the SAR. Payment may be made in shares of our Common Stock, in cash, or partly in Common Stock and partly in cash, all as determined by the committee.

Restricted Stock and Restricted Stock Units

The committee may award restricted Common Stock and/or restricted stock units under the 2023 Plan. Restricted stock awards consist of shares of stock that are transferred to a participant subject to restrictions that may result in forfeiture if specified conditions are not satisfied. Restricted stock units confer the right to receive shares of our Common Stock, cash, or a combination of shares and cash, at a future date upon or following the attainment of certain conditions specified by the committee. The restrictions and conditions applicable to each award of restricted stock or restricted stock units may include performance-based conditions. Dividends with respect to restricted stock may be paid to the holder of the shares as and when dividends are paid to stockholders or at the time that the restricted stock vests, as determined by the committee. Dividend equivalent amounts may be paid with respect to restricted stock units either when cash dividends are paid to stockholders or when the units vest. Unless the committee determines otherwise, holders of restricted stock will have the right to vote the shares.

Performance Shares and Performance Units

The committee may award performance shares and/or performance units under the 2023 Plan. Performance shares and performance units are awards, denominated in either shares or U.S. dollars, which are earned during a specified performance period subject to the attainment of performance criteria, as established by the committee. The committee will determine the restrictions and conditions applicable to each award of performance shares and performance units.

Other Stock-Based and Cash-Based Awards

The committee may award other types of equity-based or cash-based awards under the 2023 Plan, including the grant or offer for sale of shares of our Common Stock that do not have vesting requirements and the right to receive one or more cash payments subject to satisfaction of such conditions as the committee may impose.

Effect of Certain Corporate Transactions

The committee may, at the time of the grant of an award provide for the effect of a change in control (as defined in the 2023 Plan) on any award, including (i) accelerating or extending the time periods for exercising, vesting in, or realizing gain from any award, (ii) eliminating or modifying the performance or other conditions of an award, or (iii) providing for the cash settlement of an award for an equivalent cash value, as determined by the committee. The committee may, in its discretion and without the need for the consent of any recipient of an award, also take one or more of the following actions contingent upon the occurrence of a change in control: (a) cause any or all outstanding options and SARs to become immediately exercisable, in whole or in part; (b) cause any other awards to become non‑forfeitable, in whole or in part; (c) cancel any option or SAR in exchange for a substitute option; (d) cancel any award of restricted stock, restricted stock units, performance shares or performance units in exchange for a similar award of the capital stock of any successor corporation; (e) redeem any restricted stock, restricted stock unit, performance share or performance unit for cash and/or other substitute consideration with a value equal to the fair market value of an unrestricted share of our Common Stock on the date of the change in control; (f) cancel any option or SAR in exchange for cash and/or other substitute consideration based on the value of our Common Stock on the date of the change in control, and cancel any option or SAR without any payment if its exercise price exceeds the value of our Common Stock on the date of the change in control; or (g) make such other modifications, adjustments or amendments to outstanding awards as the committee deems necessary or appropriate.

Amendment, Termination

Our Board may suspend, terminate, or amend the 2023 Plan in any respect at any time, provided, however, that (i) no amendment, suspension or termination may materially impair the rights of a participant under any awards previously granted, without his or her consent, (ii) the Company shall obtain stockholder approval of any 2023 Plan amendment as required to comply with any applicable law, regulation or stock exchange rule and (iii) stockholder approval is required for any amendment to the 2023 Plan that (x) increases the number of shares of Common Stock available for issuance thereunder or (y) changes the persons or class of persons eligible to receive awards.

New Plan Benefits

No awards will be granted under the 2023 Plan prior to its approval by our shareholders. The grant of options and other awards under the 2023 Plan is discretionary, and we cannot determine now the number or type of options or other awards to be granted in the future to any particular person or group.

Material Federal Income Tax Consequences

Following is a summary of the principal federal income tax consequences of option and other grants under the 2023 Plan. Optionees and recipients of other rights and awards granted under the 2023 Plan are advised to consult their personal tax advisors before exercising an option or SAR or disposing of any stock received pursuant to the exercise of an option or SAR or following vesting of a restricted stock award or restricted stock unit or upon grant of an unrestricted stock award. In addition, the following summary is based upon an analysis of the Internal Revenue Code of 1986, as amended (the “Code”) as currently in effect, existing laws, judicial decisions, administrative rulings, regulations and proposed regulations, all of which are subject to change and does not address state, local or other tax laws.

Treatment of Options

The Code treats incentive stock options and nonstatutory stock options differently. However, as to both types of options, no income will be recognized to the optionee at the time of the grant of the options under the 2023 Plan, nor will our Company be entitled to a tax deduction at that time.

Generally, upon exercise of a nonstatutory stock option (including an option intended to be an incentive stock option but which has not continued to so qualify at the time of exercise), an optionee will recognize ordinary income tax on the excess of the fair market value of the stock on the exercise date over the option price. Our Company will be entitled to a tax deduction in an amount equal to the ordinary income recognized by the optionee in the fiscal year which includes the end of the optionee’s taxable year. We will be required to satisfy applicable withholding requirements in order to be entitled to a tax deduction. In general, if an optionee, in exercising a nonstatutory stock option, tenders shares of our Common Stock in partial or full payment of the option price, no gain or loss will be recognized on the tender. However, if the tendered shares were previously acquired upon the exercise of an incentive stock option and the tender is within two years from the date of grant or one year after the date of exercise of the incentive stock option, the tender will be a disqualifying disposition of the shares acquired upon exercise of the incentive stock option.

For incentive stock options, there is no taxable income to an optionee at the time of exercise. However, the excess of the fair market value of the stock on the date of exercise over the exercise price will be taken into account in determining whether the “alternative minimum tax” will apply for the year of exercise. If the shares acquired upon exercise are held until at least two years from the date of grant and more than one year from the date of exercise, any gain or loss upon the sale of such shares, if held as capital assets, will be long-term capital gain or loss (measured by the difference between the sales price of the stock and the exercise price). Under current federal income tax law, a long-term capital gain will be taxed at a rate which is less than the maximum rate of tax on ordinary income. If the two-year and one year holding period requirements are not met (a “disqualifying disposition”), an optionee will recognize ordinary income in the year of disposition in an amount equal to the lesser of (i) the fair market value of the stock on the date of exercise minus the exercise price or (ii) the amount realized on disposition minus the exercise price. The remainder of the gain will be treated as long-term capital gain, depending upon whether the stock has been held for more than a year. If an optionee makes a disqualifying disposition, our Company will be entitled to a tax deduction equal to the amount of ordinary income recognized by the optionee.

In general, if an optionee, in exercising an incentive stock option, tenders shares of Common Stock in partial or full payment of the option price, no gain or loss will be recognized on the tender. However, if the tendered shares were previously acquired upon the exercise of another incentive stock option and the tender is within two years from the date of grant or one year after the date of exercise of the other option, the tender will be a disqualifying disposition of the shares acquired upon exercise of the other option.

As noted above, the exercise of an incentive stock option could subject an optionee to the alternative minimum tax. The application of the alternative minimum tax to any particular optionee depends upon the particular facts and circumstances which exist with respect to the optionee in the year of exercise. However, as a general rule, the amount by which the fair market value of the Common Stock on the date of exercise of an option exceeds the exercise price of the option will constitute an item of “adjustment” for purposes of determining the alternative minimum taxable income on which the alternative tax may be imposed. As such, this item will enter into the tax base on which the alternative minimum tax is computed, and may therefore cause the alternative minimum tax to become applicable in any given year.

Treatment of Stock Appreciation Rights

Generally, the recipient of a SAR will not recognize any income upon grant of the SAR, nor will our Company be entitled to a deduction at that time. Upon exercise of a SAR, the holder will recognize ordinary income, and our Company generally will be entitled to a corresponding deduction, equal to the fair market value of our Common Stock at that time.

Treatment of Stock Awards

Generally, absent an election to be taxed currently under Section 83(b) of the Code (a “Section 83(b) Election”), there will be no federal income tax consequences to either the recipient or our Company upon the grant of a restricted stock award. At the expiration of the restriction period and the satisfaction of any other restrictions applicable to the restricted shares, the recipient will recognize ordinary income and our Company generally will be entitled to a corresponding deduction equal to the fair market value of the Common Stock at that time. If a Section 83(b) Election is made within 30 days after the date the restricted stock award is granted, the recipient will recognize an amount of ordinary income at the time of the receipt of the restricted shares, and our Company generally will be entitled to a corresponding deduction, equal to the fair market value (determined without regard to applicable restrictions) of the shares at such time, less any amount paid by the recipient for the shares. If a Section 83(b) Election is made, no additional income will be recognized by the recipient upon the lapse of restrictions on the shares (and prior to the sale of such shares), but, if the shares are subsequently forfeited, the recipient may not deduct the income that was recognized pursuant to the Section 83(b) Election at the time of the receipt of the shares.

The recipient of an unrestricted stock award will recognize ordinary income, and our Company generally will be entitled to a corresponding deduction, equal to the fair market value of our Common Stock that is the subject of the award when the award is made.

The recipient of a restricted stock unit will recognize ordinary income as and when the units vest and shares of our Common Stock are issued. The amount of the income will be equal to the fair market value of the shares of our Common Stock issued at that time, and our Company will be entitled to a corresponding deduction. The recipient of a restricted stock unit will not be permitted to make a Section 83(b) Election with respect to such award.

The federal income tax consequences of performance share awards, performance unit awards, other cash-based awards and other stock-based awards will depend on the terms and conditions of those awards but, in general, participants will be required to recognize ordinary income in an amount equal to the cash and the fair market value of any fully vested shares of our Common Stock paid, determined at the time of such payment, in connection with such awards.

Section 409A

If an award is subject to Section 409A of the Code, but does not comply with the requirements of Section 409A of the Code, the taxable events as described above could apply earlier than described, and could result in the imposition of additional taxes and penalties. Participants are urged to consult with their tax advisors regarding the applicability of Section 409A of the Code to their awards.

Potential Limitation on Company Deductions

Section 162(m) of the Code generally disallows a tax deduction for compensation in excess of $1 million paid in a taxable year by a publicly held corporation to its chief executive officer and certain other “covered employees”. The committee intends to consider the potential impact of Section 162(m) on grants made under the 2023 Plan, but reserves the right to approve grants of options and other awards for an executive officer that exceeds the deduction limit of Section 162(m).

Reasonable Compensation

In order for the amounts described above to be deductible by us (or, if applicable, one of our affiliates), such amounts must constitute reasonable compensation for services rendered or to be rendered and must be ordinary and necessary business expenses.

Tax Withholding

As and when appropriate, we shall have the right to require each optionee purchasing shares of Common Stock and each grantee receiving an award of shares of Common Stock under the 2023 Plan to pay any federal, state or local taxes required by law to be withheld.

EXECUTIVE COMPENSATION

The following table summarizes all compensation recorded by us during fiscal years 2022 and 2021 for (i) our principal executive officer; (ii) our two next most highly compensated executive officers whose total compensation exceeded $100,000 during our last completed fiscal year; and (iii) certain of our other executive officers, whose compensation is voluntarily provided.

Summary Compensation Table

Name	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(1)	All other Compensation ($)	Total ($)
Dr. Terrence W. Norchi,	2022	450,500	-	-	-	-	450,500
President and Chief Executive Officer	2021	450,500	27,030	-	157,400	-	634,930
	2022	325,000	-	-	-		325,000
Michael S. Abrams, Chief Financial Officer	2021	135,417	-	-	66,895	-	202,312
	2022	316,667	-	-	9,075		325,742
Daniel Yrigoyen, VP of Sales	2021	64,299	-	13,500	27,545	-	105,344

(1)

Represents the aggregate grant date fair values of awards granted during the fiscal year ended September 30, 2022 under ASC Topic 718, which is calculated as of the grant date using a Black-Scholes option-pricing model. Accordingly, the dollar amounts listed do not necessarily reflect the dollar amount of compensation that may be realized by our executive officers. For information on the valuation assumptions with respect to option grants made during the fiscal year ended September 30, 2022 refer to Note 14 “Stock-Based Compensation” in our consolidated financial statements included in our annual report for the year ended September 30, 2022.

Employment Agreements with Named Executive Officers

Terrence W. Norchi

On June 25, 2013, we entered into an executive employment agreement with Dr. Terrence W. Norchi, our President and Chief Executive Officer and a member of our Board, which became effective as of June 26, 2013. Dr. Norchi’s employment agreement continues until terminated by Dr. Norchi, or us and provided for an initial annual base salary of $275,000, and eligibility to receive an annual cash bonus in an amount up to 30% of Dr. Norchi’s then-current annual base salary. In addition, Dr. Norchi’s employment agreement provides that his annual base salary will be reviewed from time to time in accordance with the established procedures of the Company for adjusting salaries for similarly situated employees. Annual bonuses are awarded at the sole discretion of our Board. If Dr. Norchi’s employment is terminated by us (unless such termination is “For Cause” (as defined in his employment agreement)), or by Dr. Norchi for “Good Reason” (as defined in his employment agreement), then Dr. Norchi, upon signing a release in favor of the Company, will be entitled to severance in an amount equal to 12 months of Dr. Norchi’s then-current annual base salary, payable in the form of salary continuation, plus, if Dr. Norchi elects and subject to certain other conditions, payment of Dr. Norchi’s premiums to continue his group health coverage under COBRA until the earlier of (i) 12 months following the date of such termination; or (ii) the date Dr. Norchi becomes covered under another employer’s health plan. In addition, Dr. Norchi’s employment agreement provides that, in the event of a change of control of the Company, termination by Dr. Norchi for Good Reason, termination by the Company for any reason other than For Cause, or termination as a result of Dr. Norchi’s death, all unvested shares under outstanding equity grants to Dr. Norchi, if any, shall automatically accelerate and become fully vested. On March 13, 2014, Dr. Norchi’s employment agreement was amended to increase his annual base salary to $325,000, retroactively effective as of February 1, 2014, and increase his cash bonus eligibility from 30% of his annual base salary to 35% of his annual base salary. In connection with the Board’s annual review of Dr. Norchi’s base salary, Dr. Norchi’s annual base salary was increased to $425,000 effective July 1, 2017. In connection with the Board’s annual review of Dr. Norchi’s base salary, Dr. Norchi’s annual base salary was increased to $450,500 effective August 1, 2019.

Dr. Norchi’s employment agreement provides the following definitions of “For Cause” and “Good Reason”: (a) “For Cause” is (i) the commission by the executive of a crime involving dishonesty, breach of trust, or physical harm to any person, (ii) executive’s engagement by the executive in conduct that is in bad faith and materially injurious to the Company, (iii) commission by the executive of a material breach of the employment agreement which is not cured within 20 days after the executive receives written notice of such breach, (iv) willful refusal by the executive to implement or follow a lawful policy or directive of the Company, which breach is not cured by the executive within 20 days after receiving written notice from the Company, (v) or executive’s engagement in misfeasance or malfeasance demonstrated by a pattern of failure to perform job duties diligently and professionally (other than any such failure resulting from Executive’s incapacity due to physical or mental illness); and (b) “Good Reason” is, without the executive’s written consent, (1) a material reduction in executive’s annual base salary, except for reductions that are comparable to reductions generally applicable to similarly situated executives of the Company, (2) the relocation of executive to a facility or location that is more than 50 miles from his primary place of employment and such relocation results in an increase in executive’s one-way driving distance by more than 50 miles, or (3) a material and adverse change in executive’s authority, duties, or responsibilities with the Company or a material and adverse change in executive’s reporting relationship within the Company.

In connection with our entry into the executive employment agreement with Dr. Norchi, effective on June 26, 2013, Dr. Norchi’s former employment agreement with ABS was terminated pursuant to a termination agreement and release between Dr. Norchi and ABS.

Michael S. Abrams

On March 31, 2021, we entered into an executive employment agreement with Mr. Abrams, our Chief Financial Officer and Treasurer. The agreement continues until terminated by us or by Mr. Abrams. Pursuant to the terms of the agreement, Mr. Abrams is entitled to an initial annual base salary of $325,000 and is eligible to receive an annual cash bonus in an amount of up to 30% of Mr. Abrams’ then-current annual base salary. Annual bonuses are awarded at the sole discretion of our Board of Directors. In addition, Mr. Abrams’ employment agreement provides that his annual base salary will be reviewed by the Board (or any committee thereof), with such input as it may request from the Company’s Chief Executive Officer, from time to time but at least on an annual basis, in accordance with the established procedures of the Company for adjusting salaries for similarly situated employees. If Mr. Abrams’ employment is terminated by us at any time after 30 days after the start date (unless such termination is “For Cause” (as defined in his employment agreement)), or by Mr. Abrams for “Good Reason” (as defined in his employment agreement), then Mr. Abrams, upon signing a release in favor of the Company, would be entitled to severance in an amount equal to six months of Mr. Abrams’ then-current annual base salary, payable in the form of salary continuation, plus, if Mr. Abrams elects and subject to certain other conditions, payment of Mr. Abrams’ premiums to continue his group health coverage under COBRA until the earlier of (i) 12 months following the date of such termination; or (ii) the date Mr. Abrams becomes covered under another employer’s health plan. In addition, Mr. Abrams’ employment agreement provides that, in the event of a change of control of the Company or his employment is terminated by the Company for any reason other than For Cause, all unvested shares under outstanding equity grants to Mr. Abrams, if any, shall automatically accelerate and become fully vested.

The agreement provides the following definitions of “For Cause” and “Good Reason”: (a) “For Cause” is (i) Mr. Abrams commits a crime involving dishonesty, breach of trust, or physical harm to any person; (ii) Mr. Abrams willfully engages in conduct that is in bad faith and materially injurious to the Company, including without limitation misappropriation of trade secrets, fraud or embezzlement; (iii) Mr. Abrams commits a material breach of this Agreement or the Proprietary Information Agreement, which breach is not cured within twenty calendar days after written notice to Executive from the Company (to the extent curable); (iv) Mr. Abrams willfully refuses to implement or follow a lawful policy or directive of the Company, which breach is not cured within twenty calendar days after written notice to Executive from the Company; or (v) Mr. Abrams engages in misfeasance or malfeasance demonstrated by a pattern of failure to perform job duties diligently and professionally. The Company may terminate Mr. Abrams’ employment For Cause at any time, without any advance notice. The Company shall pay Mr. Abrams all compensation to which Mr. Abrams is entitled up through the date of termination, subject to any other rights or remedies of the Company under law, and thereafter all obligations of the Company under this Agreement shall cease.

Daniel M. Yrigoyen

On July 12, 2021, we entered into an executive employment agreement with Mr. Yrigoyen, our Vice President of Sales. The agreement continues until terminated by us or by Mr. Yrigoyen. Pursuant to the terms of the agreement, Mr. Yrigoyen is entitled to an initial annual base salary of $225,000 and is eligible to receive regular commission payments of up to $8,333.33 per month, depending on the achievement of established objectives; provided, however, that for the first nine (9) months of employment, Mr. Yrigoyen shall be entitled to receive the full commission of $8,333.33 per month regardless of whether the applicable performance objectives are met; this provision was subsequently extended indefinitely pending review from time to time in connection with the Company’s ongoing commercialization effort.

In addition, Mr. Yrigoyen’s employment agreement provides that his annual base salary will be reviewed by the Board (or any committee thereof), with such input as it may request from the Company’s Chief Executive Officer, from time to time but at least on an annual basis, in accordance with the established procedures of the Company for adjusting salaries for similarly situated employees. If Mr. Yrigoyen’s employment is terminated by us at any time after 30 days after the start date (unless such termination is “For Cause” (as defined in his employment agreement)), or by Mr. Yrigoyen for “Good Reason” (as defined in his employment agreement), then Mr. Yrigoyen, upon signing a release in favor of the Company, would be entitled to severance in an amount equal to six months of Mr. Yrigoyen’s then-current annual base salary, payable in the form of salary continuation, plus, if Mr. Yrigoyen elects and subject to certain other conditions, payment of Mr. Yrigoyen’s premiums to continue his group health coverage under COBRA until the earlier of (i) 12 months following the date of such termination; or (ii) the date Mr. Yrigoyen becomes covered under another employer’s health plan. In addition, Mr. Yrigoyen’s employment agreement provides that, in the event of a change of control of the Company or his employment is terminated by the Company for any reason other than For Cause, all unvested shares under outstanding equity grants to Mr. Yrigoyen, if any, shall automatically accelerate and become fully vested.

The agreement provides the following definitions of “For Cause” and “Good Reason”: (a) “For Cause” is (i) Mr. Yrigoyen commits a crime involving dishonesty, breach of trust, or physical harm to any person; (ii) Mr. Yrigoyen willfully engages in conduct that is in bad faith and materially injurious to the Company, including without limitation misappropriation of trade secrets, fraud or embezzlement; (iii) Mr. Yrigoyen commits a material breach of this Agreement or the Proprietary Information Agreement, which breach is not cured within twenty calendar days after written notice to Executive from the Company (to the extent curable); (iv) Mr. Yrigoyen willfully refuses to implement or follow a lawful policy or directive of the Company, which breach is not cured within twenty calendar days after written notice to Mr. Yrigoyen from the Company; or (v) Mr. Yrigoyen engages in misfeasance or malfeasance demonstrated by a pattern of failure to perform job duties diligently and professionally. The Company may terminate Mr. Yrigoyen’s employment For Cause at any time, without any advance notice. The Company shall pay Mr. Yrigoyen all compensation to which Mr. Yrigoyen is entitled up through the date of termination, subject to any other rights or remedies of the Company under law, and thereafter all obligations of the Company under this Agreement shall cease.

Outstanding Equity Awards At Fiscal Year-End

The following table summarizes the aggregate number of option and stock awards held by our named executive officers at September 30, 2022:

	Option Awards					Stock Awards
								Market
	Number of	Number of				Number of		Value
	Securities	Securities				Shares or		of Shares
	Underlying	Underlying				Units of		or Units of
	Unexercised	Unexercised		Option		Stock That		Stock That
	Options	Options		Exercise	Option	Have Not		Have Not
	(#)	(#)		Price	Expiration	Vested		Vested
Name	Exercisable	Unexercisable		($)	Date	(#)		($)
Dr. Terrence W. Norchi	2,500	-	(1)	70.00	03/23/2024
	2,000	-	(2)	38.00	01/21/2025
	1,775	-	(3)	56.00	08/17/2025
	6,250	-	(4)	78.00	05/02/2026
	3,250	-	(5)	130.00	02/02/2027
	1,800	-	(6)	85.00	07/18/2028
	4,688	771	(7)	45.84	12/19/2029
	3,325	1,675	(8)	20.56	09/26/2031
	1,667	3,334	(9)	20.56	09/26/2031

Michael S. Abrams	1,250	1,250	(10)	26.58	05/02/2031
	584	1,167	(11)	20.56	09/26/2031

Daniel M. Yrigoyen	292	459	(12)	18.00	07/29/2031
	334	667	(14)	20.56		750	(13)	19,500
	84	667	(15)	12.10	05/23/2032

(1)

Represents an option to purchase 2,500 shares of Common Stock with a grant date of March 23, 2014. The vesting period of the shares underlying the option commenced on the date of grant, with 25% of the shares vested immediately on the date of grant, 25% of the shares shall vest 12 months following the date of grant and 1/24th of the remaining shares shall vest on each of the monthly anniversaries of the grant date, commencing April 23, 2015.

(2)

Represents an option to purchase 2,000 shares of Common Stock with a grant date of January 22, 2015. The vesting period of the shares underlying the option commenced on the date of grant, with 25% of the shares vested immediately on the date of grant, 25% of the shares shall vest 12 months following the date of grant and 1/24th of the remaining shares shall vest on each of the monthly anniversaries of the grant date, commencing February 22, 2016.

(3)

Represents an option to purchase 1,775 shares of Common Stock with a grant date of August 18, 2015. The vesting period of the shares underlying the option commenced on the date of grant, with 25% of the shares vested immediately on the date of grant, and 1/36th of the remaining shares shall vest on each of the monthly anniversaries of the grant date, commencing September 18, 2015.

(4)

Represents an option to purchase 6,250 shares of Common Stock granted on May 3, 2016. The vesting period of the shares underlying the option commenced on the date of grant, with 25% of the shares vesting immediately, the remaining unvested Shares subject to the Option shall vest on each of the next thirty-six (36) monthly anniversaries of the date of grant.

(5)

Represents an option to purchase 3,250 shares of Common Stock granted on February 3, 2017. The vesting period of the shares underlying the option commenced on the date of grant, with 25% of the shares vesting immediately, the remaining unvested Shares subject to the Option shall vest on each of the next thirty-six (36) monthly anniversaries of the date of grant.

(6)

Represents an option to purchase 1,800 shares of Common Stock with a grant date of July 19, 2018. The vesting period of the shares underlying the option commenced on the date of grant, with 25% of the shares vested immediately on the date of grant, and 1/36th of the remaining shares shall vest on each of the monthly anniversaries of the grant date, commencing August 19, 2018.

(7)

Represents an option to purchase 5,000 shares of Common Stock with a grant date of December 20, 2019. The vesting period of the shares underlying the option commenced on the date of grant, with 25% of the shares vested immediately on the date of grant, and 1/36th of the remaining shares shall vest on each of the monthly anniversaries of the grant date, commencing January 20, 2019.

(8)

Represents an option to purchase 5,000 shares of Common Stock with a grant date of September 27, 2021. The vesting period of the shares underlying the option commenced on the date of grant, with 33% of the shares vested immediately on the date of grant and the remaining shares to vest in 24 equal installments commencing on the first anniversary on the date of grant.

(9)

Represents an option to purchase 5,000 shares of Common Stock with a grant date of September 27, 2021. The vesting period of the shares underlying the option commenced on the date of grant, with shares to vest in 36 equal installments commencing on the first anniversary on the date of grant.

(10)

Represents an option to purchase 2,500 shares of Common Stock with a grant date of May 3, 2021. The vesting period of the shares underlying the option commenced on the date of grant, with 30% of the shares vested immediately on the date of grant and the remaining shares to vest in 24 equal installments commencing on the first anniversary on the date of grant.

(11)

Represents an option to purchase 1,750 shares of Common Stock with a grant date of September 27, 2021. The vesting period of the shares underlying the option commenced on the date of grant, with shares to vest in 36 equal installments commencing on the first anniversary on the date of grant.

(12)

Represents an option to purchase 750 shares of Common Stock with a grant date of July 30,2021. The vesting period of the shares underlying the option commenced on the date of grant, with 25% of the shares vested immediately on the date of grant and the remaining shares to vest in 24 equal installments commencing on the first anniversary on the date of grant.

(13)

Represents a stock award to receive 750 shares of Common Stock granted on July 30, 2021. The stock award vests as follows; 250 shares on January 12, 2022, 250 shares on July 12, 2022 and 250 shares on January 12, 2023.

(14)

Represents an option to purchase 1,000 shares of Common Stock with a grant date of September 27, 2021. The vesting period of the shares underlying the option commenced on the date of grant, with shares to vest in 36 equal installments commencing on the first anniversary on the date of grant.

(15)

Represents an option to purchase 750 shares of Common Stock with a grant date of May 24, 2022. The vesting period of the shares underlying the option commenced on the date of grant, with shares to vest in 36 equal installments commencing on the first anniversary on the date of grant.

Compensation of Directors

On March 23, 2014, our Board adopted a director compensation policy for non-employee directors. That policy provides that effective the first calendar quarter of 2014, the person serving as the Chairman of our Board receives an aggregate annual cash fee of $190,000 for that chairperson role, and all other non-employee directors receive an annual cash fee of $50,000.

The following table summarizes all compensation paid to our non-employee directors during the fiscal year ended September 30, 2022:

Director Compensation Table

	Fees Earned or Paid In Cash	Stock Awards	Option Awards	All other Compensation	Total
	($)	($)	($)	($)	($)
Punit Dhillon (1)	25,000	-	-	-	25,000

Laurence Hicks (2)	-	-	-	-	-

Guy L. Fish (3)	-	-	18,350	-	18,350

(1)

 Mr. Dhillon was appointed as a member of the Board on July 19, 2018. The aggregate number of shares of Common Stock underlying option awards outstanding as of September 30, 2022 held by Mr. Dhillon was 5,000.

(2)

 Mr. Hicks was appointed as a member of the Board on September 27, 2021. The aggregate number of shares of Common Stock underlying option awards outstanding as of September 30, 2022 held by Mr. Hicks was 1,250.

(3)

 Dr. Fish was appointed as a member of the Board on December 31, 2021. The aggregate number of shares of Common Stock underlying option awards outstanding as of September 30, 2022 held by Dr. Fish was 1,250.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. The Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement, to Arch Therapeutics Inc., 235 Walnut Street, Suite 6, Framingham, MA 01702.

If multiple stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each stockholder a separate copy of future mailings, you may mail notification to, or call the Company at, its principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.

The entire cost of furnishing this Information Statement will be borne by the Company. The Company may request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of Common Stock held of record by them.

FORWARD-LOOKING INFORMATION

This Information Statement contains statements not purely historical and which may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act, including statements regarding our expectations, beliefs, future plans and strategies, anticipated events or trends concerning matters that are not historical facts or that necessarily depend upon future events. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “predict,” “potential” and similar expressions. This Information Statement contains, among others, forward-looking statements based upon current expectations that involve numerous risks and uncertainties, including those described in our Annual Report and in our other public filings.

Investors are cautioned that any such forward-looking statements are not guarantees of future performance, involve risks and uncertainties and that actual results may differ materially from those possible results discussed in the forward-looking statements as a result of various factors.

Do not place undue reliance on such forward-looking statements as they speak only as of the date they are made. Except as required by law, we assume no obligation to publicly update or revise any forward-looking statement even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

No officer or director or any associate of such person has any substantial interest in the matters acted upon by our Board and stockholders, other than his role as a stockholder, officer or director.

ADDITIONAL INFORMATION

We are subject to the disclosure requirements of the Exchange Act, and in accordance therewith, file reports, information statements and other information, including Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, as well as any amendments to those reports, with the SEC. These reports and other information filed by the Company are available free of charge through the SEC’s website at www.sec.gov. They are also available through our website at https://www.archtherapeutics.com. Information available on or accessible through our website is not incorporated by reference into this Information Statement.

CONCLUSION

As a matter of regulatory compliance, we are sending you this Information Statement that describes the purpose and effect of the above Corporate Actions. Your consent to the above Corporate Action is not required and is not being solicited in connection with these Corporate Actions. This Information Statement is intended to provide our stockholders with the information required by the rules and regulations of the Exchange Act.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE MATERIAL CONTAINED HEREIN IS FOR INFORMATIONAL PURPOSES ONLY.

By Order of the Board of Directors,

/s/ Terrence W. Norchi, MD
Terrence W. Norchi, MD
President and Chief Executive Officer

EXHIBIT A

FRANCISCO V. AGUILAR
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

# Profit Corporation:

## Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
## Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
## Officer's Statement (PURSUANT TO NRS 80.030)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

**1. Entity information:**

Name of entity as on file with the Nevada Secretary of State: Arch Therapeutics, Inc.

Entity or Nevada Business Identification Number (NVID): E0502802009-6

**2. Restated or Amended and Restated Articles:** (Select one)

(If amending and restating only, complete section 1,2 3, 5 and 6)

☐ Certificate to Accompany Restated Articles or Amended and Restated Articles

☐ Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on: ______
The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate.

☐ Amended and Restated Articles

* Restated or Amended and Restated Articles must be included with this filing type.

**3. Type of Amendment Filing Being Completed:** (Select only one box)

(If amending, complete section 1, 3, 5 and 6.)

☐ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock)

The undersigned declare that they constitute at least two-thirds of the following:

(Check only one box) ☐ incorporators ☐ board of directors

The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued

☒ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: in excess of a majority

☐ Officer's Statement (foreign qualified entities only) -
Name in home state, if using a modified name in Nevada: ______

Jurisdiction of formation: ______

Changes to takes the following effect:

☐ The entity name has been amended. ☐ Dissolution
☐ The purpose of the entity has been amended. ☐ Merger
☐ The authorized shares have been amended. ☐ Conversion
☐ Other: (specify changes)

* Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation.

This form must be accompanied by appropriate fees.

Page 1 of 2
Revised: 12/15/2022

A-1

FRANCISCO V. AGUILAR
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

# Profit Corporation:
## Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
## Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
## Officer's Statement (PURSUANT TO NRS 80.030)

| | |
|---|---|
| **4. Effective Date and Time:** (Optional) | Date: Time: <br> (must not be later than 90 days after the certificate is filed) |
| **5. Information Being Changed:** (Domestic corporations only) | Changes to takes the following effect: <br> ☐ The entity name has been amended. <br> ☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent) <br> ☐ The purpose of the entity has been amended. <br> ☒ The authorized shares have been amended. <br> ☐ The directors, managers or general partners have been amended. <br> ☐ IRS tax language has been added. <br> ☐ Articles have been added. <br> ☐ Articles have been deleted. <br> ☐ Other. <br> The articles have been amended as follows: (provide article numbers, if available) <br> Article Four of the Articles of Incorporation of Arch Therapeutics, Inc. has been amended and restated as set forth below. <br> (attach additional page(s) if necessary) |
| **6. Signature:** (Required) | X ____________ Signature of Officer or Authorized Signer ____________ Title <br> X ____________ Signature of Officer or Authorized Signer ____________ Title <br> *If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof. |

**Please include any required or optional information in space below:**
(attach additional page(s) if necessary)

Article Fourth: The amount of total authorized capital stock of the corporation is 350,000,000 shares of common stock, par value $0.001 per share.

This form must be accompanied by appropriate fees.

Page 2 of 2
Revised: 12/15/2022

A-2

EXHIBIT B

FRANCISCO V. AGUILAR
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

# Profit Corporation:

## Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
## Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
## Officer's Statement (PURSUANT TO NRS 80.030)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

| | |
|---|---|
| **1. Entity information:** | Name of entity as on file with the Nevada Secretary of State:<br>Arch Therapeutics, Inc.<br>Entity or Nevada Business Identification Number (NVID): E0502802009-6 |
| **2. Restated or Amended and Restated Articles:** (Select one)<br>(If amending and restating only, complete section 1,2 3, 5 and 6) | ☐ Certificate to Accompany Restated Articles or Amended and Restated Articles<br>☐ Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on: ____<br>The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate.<br>☐ Amended and Restated Articles<br>* Restated or Amended and Restated Articles must be included with this filing type. |
| **3. Type of Amendment Filing Being Completed:** (Select only one box)<br>(If amending, complete section 1, 3, 5 and 6.) | ☐ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock)<br>The undersigned declare that they constitute at least two-thirds of the following:<br>(Check only one box) ☐ incorporators ☐ board of directors<br>The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued |
| | ☒ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)<br>The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: in excess of a majority |
| | ☐ Officer's Statement (foreign qualified entities only) -<br>Name in home state, if using a modified name in Nevada: ____<br>Jurisdiction of formation: ____<br>Changes to takes the following effect:<br>☐ The entity name has been amended. ☐ Dissolution<br>☐ The purpose of the entity has been amended. ☐ Merger<br>☐ The authorized shares have been amended. ☐ Conversion<br>☐ Other: (specify changes) ____<br>* Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation. |

This form must be accompanied by appropriate fees.

Page 1 of 2
Revised: 12/15/2022

FRANCISCO V. AGUILAR
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

# Profit Corporation:
## Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
## Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
## Officer's Statement (PURSUANT TO NRS 80.030)

| | |
|---|---|
| **4. Effective Date and Time:** (Optional) | Date: Time: <br>(must not be later than 90 days after the certificate is filed) |
| **5. Information Being Changed:** (Domestic corporations only) | Changes to takes the following effect:<br>☐ The entity name has been amended.<br>☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent)<br>☐ The purpose of the entity has been amended.<br>☒ The authorized shares have been amended.<br>☐ The directors, managers or general partners have been amended.<br>☐ IRS tax language has been added.<br>☐ Articles have been added.<br>☐ Articles have been deleted.<br>☐ Other.<br>The articles have been amended as follows: (provide article numbers, if available)<br>Article Four of the Articles of Incorporation of Arch Therapeutics, Inc. has been amended and restated as set forth below.<br>(attach additional page(s) if necessary) |
| **6. Signature:** (Required) | X ____________________ ____________________<br>Signature of Officer or Authorized Signer Title<br>X ____________________ ____________________<br>Signature of Officer or Authorized Signer Title<br>*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof. |

**Please include any required or optional information in space below:**
(attach additional page(s) if necessary)

Article Four of the Articles of Incorporation of Arch Therapeutics, Inc. has been amended and restated as set forth on Exhibit A attached hereto.

This form must be accompanied by appropriate fees.

Page 2 of 2
Revised: 12/15/2022

ARCH THERAPEUTICS, INC.

CERTIFICATE OF AMENDMENT

Exhibit A

FOURTH. The corporation is authorized to issue two classes of stock. One class of stock shall be common stock, par value $0.001. The second class of stock shall be preferred stock, par value $0.001.

The total number of shares of stock of each class which the corporation shall have authority to issue and the par value of each share of each class of stock are as follows:

Class	Par Value	Authorized Shares
Common	$0.001	350,000,000[1]
Preferred	$0.001	5,000,000[2]
	Total:	355,000,000

Preferred Stock. The preferred stock, or any series thereof, shall have such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof as shall be expressed in the resolution or resolutions providing for the issue of such stock adopted by the Board of Directors and may be made dependent upon facts ascertainable outside such resolution or resolutions of the Board of Directors, provided that the matter in which such facts shall operate upon such designations, preferences, rights and qualifications; limitations or restrictions of such class or series of stock is clearly and expressly set forth in the resolution or resolutions providing for the issuance of such stock by the Board of Directors.

Reverse Stock Split. Effective as of [ ] Nevada time on [ ], 20[ ] (the “Effective Time”), each [1.5-20]3 shares of common stock that are issued and outstanding immediately prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof or the corporation, be combined, converted, and changed into one (1) share of fully paid and nonassessable common stock, with all resulting fractional shares of common stock rounded up to the nearest whole number of shares on a per stockholder basis (the “Reverse Stock Split”). The par value per share of the common stock and number of authorized shares of common stock and preferred stock shall not be affected by the Reverse Stock Split. No fractional shares of common stock shall be issued or issuable as a result of or in connection with the Reverse Stock Split, rather, any fractional share interests created as a result of the Reverse Stock Split shall be rounded up to the nearest whole number of shares on a per stockholder basis. For the avoidance of doubt, stockholders who would otherwise be entitled to receive a fractional share interest as result of the Reverse Stock Split shall receive one (1) whole share of the fully paid and nonassessable post-Reverse Stock Split shares of common stock of the corporation in lieu of any such fractional share interest created as a result of the Reverse Stock Split.

1 Stockholders are concurrently approving an amendment to the Articles of Incorporation to increase the authorized common stock to 350,000,000.

2 Stockholders are concurrently approving an amendment to the Articles of Incorporation to create “blank check” preferred stock, authorizing 5,000,000 shares.

3 Stockholders are approving a reverse stock split at a ratio within a range of 1.5-for-1 to 20-for-one, with the exact ratio to be determined by the Board subsequent to approval by the stockholders within 1 year of such approval.

EXHIBIT C

FRANCISCO V. AGUILAR
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

# Profit Corporation:

## Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
## Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
## Officer's Statement (PURSUANT TO NRS 80.030)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

| | |
|---|---|
| 1. Entity information: | Name of entity as on file with the Nevada Secretary of State: Arch Therapeutics, Inc.<br>Entity or Nevada Business Identification Number (NVID): E0502802009-6 |
| 2. Restated or Amended and Restated Articles: (Select one)<br>(If amending and restating only, complete section 1,2 3, 5 and 6) | ☐ Certificate to Accompany Restated Articles or Amended and Restated Articles<br>☐ Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on: ____<br>The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate.<br>☐ Amended and Restated Articles<br>* Restated or Amended and Restated Articles must be included with this filing type. |
| 3. Type of Amendment Filing Being Completed: (Select only one box)<br>(If amending, complete section 1, 3, 5 and 6.) | ☐ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock)<br>The undersigned declare that they constitute at least two-thirds of the following:<br>(Check only one box) ☐ incorporators ☐ board of directors<br>The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued |
| | ☒ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)<br>The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: in excess of a majority |
| | ☐ Officer's Statement (foreign qualified entities only) -<br>Name in home state, if using a modified name in Nevada: ____<br>Jurisdiction of formation: ____<br>Changes to takes the following effect:<br>☐ The entity name has been amended. ☐ Dissolution<br>☐ The purpose of the entity has been amended. ☐ Merger<br>☐ The authorized shares have been amended. ☐ Conversion<br>☐ Other: (specify changes) ____<br>* Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation. |

This form must be accompanied by appropriate fees.

Page 1 of 2
Revised: 12/15/2022

FRANCISCO V. AGUILAR
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

# Profit Corporation:
## Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
## Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
## Officer's Statement (PURSUANT TO NRS 80.030)

| | |
|---|---|
| **4. Effective Date and Time:** (Optional) | Date: Time:<br>(must not be later than 90 days after the certificate is filed) |
| **5. Information Being Changed:** (Domestic corporations only) | Changes to takes the following effect:<br>☐ The entity name has been amended.<br>☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent)<br>☐ The purpose of the entity has been amended.<br>☒ The authorized shares have been amended.<br>☐ The directors, managers or general partners have been amended.<br>☐ IRS tax language has been added.<br>☐ Articles have been added.<br>☐ Articles have been deleted.<br>☐ Other.<br>The articles have been amended as follows: (provide article numbers, if available)<br>Article Four of the Articles of Incorporation of Arch Therapeutics, Inc. has been amended and restated as set forth below.<br>(attach additional page(s) if necessary) |
| **6. Signature:** (Required) | X ______ Signature of Officer or Authorized Signer ______ Title<br>X ______ Signature of Officer or Authorized Signer ______ Title<br>*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof. |

**Please include any required or optional information in space below:**
(attach additional page(s) if necessary)

Article Four of the Articles of Incorporation of Arch Therapeutics, Inc. has been amended and restated as set forth on Exhibit A attached hereto.

This form must be accompanied by appropriate fees.

Page 2 of 2
Revised: 12/15/2022

ARCH THERAPEUTICS, INC.

CERTIFICATE OF AMENDMENT

Exhibit A

FOURTH. The corporation is authorized to issue two classes of stock. One class of stock shall be common stock, par value $0.001. The second class of stock shall be preferred stock, par value $0.001.

The preferred stock, or any series thereof, shall have such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof as shall be expressed in the resolution or resolutions providing for the issue of such stock adopted by the Board of Directors and may be made dependent upon facts ascertainable outside such resolution or resolutions of the Board of Directors, provided that the matter in which such facts shall operate upon such designations, preferences, rights and qualifications; limitations or restrictions of such class or series of stock is clearly and expressly set forth in the resolution or resolutions providing for the issuance of such stock by the Board of Directors.

The total number of shares of stock of each class which the corporation shall have authority to issue and the par value of each share of each class of stock are as follows:

Class	Par Value	Authorized Shares
Common	$0.001	350,000,000[1]
Preferred	$0.001	5,000,000
	Total:	355,000,000

1 Stockholders are concurrently approving an amendment to the Articles of Incorporation to increase the authorized common stock to 350,000,000.

EXHIBIT D

ARCH THERAPEUTICS, INC.

2023 OMNIBUS EQUITY INCENTIVE PLAN

(As amended and restated effective August 22, 2023)

1.	Establishment and Purpose

1.1 The purpose of the Arch Therapeutics, Inc. 2023 Omnibus Equity Incentive Plan, as amended and restated effective August 22, 2023 (the “Plan”) is to provide a means whereby eligible employees, officers, non-employee directors and other individual service providers develop a sense of proprietorship and personal involvement in the development and financial success of the Company (as defined herein) and to encourage them to devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its stockholders. The Company, by means of the Plan, seeks to retain the services of such eligible persons and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Subsidiaries.

1.2 The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Incentive Bonus Awards, Other Cash-Based Awards and Other Stock-Based Awards. This Plan shall become effective upon the date set forth in Section 17.1 hereof.

2.	Definitions

Wherever the following capitalized terms are used in the Plan, they shall have the meanings specified below:

2.1 “Affiliate” means, with respect to a Person, a Person that directly or indirectly Controls, or is Controlled by, or is under common Control with, such Person.

2.2 “Applicable Law” means the requirements relating to the administration of equity-based awards or equity compensation plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction that applies to Awards.

2.3 “Award” means an award of a Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Share, Performance Unit, Incentive Bonus Award, Other Cash-Based Award and/or Other Stock-Based Award granted under the Plan.

2.4 “Award Agreement” means either (i) a written or electronic agreement entered into between the Company and a Participant setting forth the terms and conditions of an Award, including any amendment or modification thereof, or (ii) a written or electronic statement issued by the Company to a Participant describing the terms and provisions of such Award, including any amendment or modification thereof. The Committee may provide for the use of electronic, internet or other non-paper Award Agreements, and the use of electronic, internet or other non-paper means for the acceptance thereof and actions thereunder by a Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan and need not be identical.

2.5 “Board” means the Board of Directors of the Company.

2.6 “Cause” means a Participant’s (i) conviction of, or the entry of a plea of guilty or no contest to, a felony or any other crime that causes the Company or its Affiliates disgrace or disrepute, or materially and adversely affects the Company’s or its Affiliates’ operations or financial performance, (ii) gross negligence or willful misconduct with respect to the Company or any of its Affiliates, including, without limitation fraud, embezzlement, theft or proven dishonesty in the course of Awardee’s employment or other service; (iii) use of controlled drugs other than in accordance with a physician’s prescription; (iv) refusal to perform any lawful, material obligation or fulfill any duty (other than any duty or obligation of the type described in clause (vi) below) to the Company or its Affiliates (other than due to a disability), which refusal, if curable, is not cured within fifteen (15) days after delivery of written notice thereof; (v) material breach of any agreement with or duty owed to the Company or any of its Affiliates, which breach, if curable, is not cured within fifteen (15) days after the delivery of written notice thereof; (vi) any breach of any obligation or duty to the Company or any of its Affiliates (whether arising by statute, common law or agreement) relating to confidentiality, noncompetition, nonsolicitation or proprietary rights; or (vii) any material breach of any policy of the Company or its Affiliates or any action that the Board, in its sole discretion, determines is reasonably likely to cause the Company or its Affiliates disgrace or disrepute. Notwithstanding the foregoing, if a Participant and the Company (or any of its Affiliates) have entered into an employment agreement, consulting agreement or other similar agreement that specifically defines “cause,” then with respect to such Participant, “Cause” shall have the meaning defined in that employment agreement, consulting agreement or other agreement.

2.7 “Change in Control” shall be deemed to have occurred if any one of the following events shall occur:

(i) Any Person becomes the beneficial owner (as defined in Rule 13(d)-3 under the Exchange Act) of shares of Common Stock representing more than 50% of the total number of votes that may be cast for the election of directors of the Company; or

(ii) The consummation of any (a) merger or other business combination of the Company, (b) sale of all or substantially all of the Company’s assets or (c) combination of the foregoing transactions (a “Transaction”), other than a Transaction involving only the Company and one or more of its subsidiaries, or a Transaction immediately following which the shareholders of the Company immediately prior to the Transaction continue to have a majority of the voting power in the resulting entity or a parent entity; or

(iii) Within any twelve (12)-month period beginning on or after the Effective Date, the persons who were directors of the Company immediately before the beginning of such period (the “Incumbent Directors”) shall cease (for any reason other than death) to constitute at least a majority of the Board (or the board of directors of any successor to the Company); provided that any director who was not a director as of the date hereof shall be deemed to be an Incumbent Director if such director was elected to the Board by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors either actually or by prior operation of the foregoing unless such election, recommendation or approval was the result of an actual or threatened election contest of the type contemplated by Rule 14a-11 promulgated under the Exchange Act or any successor provision; or

(iv) The shareholders of the Company approve a plan of complete liquidation or dissolution of the Company.

Notwithstanding the foregoing, (1) no event or condition shall constitute a Change in Control to the extent that, if it were, a penalty tax would be imposed under Section 409A of the Code; provided that, in such a case, the event or condition shall continue to constitute a Change in Control to the maximum extent possible (e.g., if applicable, in respect of vesting without an acceleration of distribution) without causing the imposition of such penalty tax and (2) no Change in Control shall be deemed to have occurred, and no rights arising upon a Change in Control as provided in the Plan or any Award Agreement shall exist, to the extent that the Board so determines by resolution adopted and not rescinded prior to the Change in Control; provided, however, that no such determination by the Board shall be effective if it would cause a Participant to be subject to a penalty tax under Section 409A of the Code.

2.8 “Code” means the Internal Revenue Code of 1986, as amended. For purposes of this Plan, references to sections of the Code shall be deemed to include references to any applicable regulations thereunder and any successor or similar provision.

2.9 “Committee” means the committee of the Board delegated with the authority to administer the Plan, or the full Board, as provided in Section 3 of the Plan. With respect to any decision relating to a Reporting Person, the Committee shall consist solely of two or more directors who are disinterested within the meaning of Rule 16b-3 promulgated under the Exchange Act, as amended from time to time, or any successor provision. The fact that a Committee member shall fail to qualify under any of these requirements shall not invalidate an Award if the Award is otherwise validly made under the Plan. The Board may at any time appoint additional members to the Committee, remove and replace members of the Committee with or without cause, and fill vacancies on the Committee however caused.

2.10 “Common Stock” means the Company’s Common Stock, par value $0.001 per share.

2.11 “Company” means Arch Therapeutics, Inc., a Nevada corporation, and any successor thereto as provided in Section 15.8.

2.12 “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an employee, director or consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an employee, director or consultant or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Committee in its sole discretion, such Participant’s Continuous Service will be considered to have terminated on the date such entity ceases to qualify as an Affiliate. For example, a change in status from an employee of the Company to a consultant of an Affiliate or to a director will not constitute an interruption of Continuous Service. To the extent permitted by Applicable Law, the Committee or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Company or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s (or an Affiliate’s) leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by Applicable Law or permitted by the Committee. Unless the Committee provides otherwise, in its sole discretion, or as otherwise required by Applicable Law, vesting of Awards shall be tolled during any unpaid leave of absence by a Participant.

2.13 “Control” means, as to any Person, the power to direct or cause the direction of the management and policies of such Person, or the power to appoint directors of the Company, whether through the ownership of voting securities, by contract or otherwise (the terms “Controlled by” and “under common Control with” shall have correlative meanings).

2.14 “Date of Grant” means the date on which an Award under the Plan is granted by the Committee, or such later date as the Committee may specify to be the effective date of an Award.

2.15 “Disability” means a Participant being considered “disabled” within the meaning of Section 409A of the Code and Treasury Regulation 1.409A-3(i)(4), as well as any successor regulation or interpretation.

2.16 “Effective Date” means the date set forth in Section 17.1 hereof.

2.17 “Eligible Person” means any person who is an employee, officer, director, consultant, advisor or other individual service provider of the Company or any Subsidiary, or any person who is determined by the Committee to be a prospective employee, officer, director, consultant, advisor or other individual service provider of the Company or any Subsidiary.

2.18 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.19 “Fair Market Value” of a share of Common Stock shall be, as applied to a specific date (i) the closing price of a share of Common Stock as of such date on the principal established stock exchange or national market system on which the Common Stock is then traded (or, if there is no trading in the Common Stock as of such date, the closing price of a share of Common Stock on the most recent date preceding such date on which trades of the Common Stock were recorded), or (ii) if the shares of Common Stock are not then traded on an established stock exchange or national market system but are then traded in an over-the-counter market, the average of the closing bid and asked prices for the shares of Common Stock in such over-the-counter market as of such date (or, if there are no closing bid and asked prices for the shares of Common Stock as of such date, the average of the closing bid and the asked prices for the shares of Common Stock on the most recent date preceding such date on which such closing bid and asked prices are available on such over-the-counter market), or (iii) if the shares of Common Stock are not then listed on a national securities exchange or national market system or traded in an over-the-counter market, the price of a share of Common Stock as determined by the Committee in its discretion in a manner consistent with Section 409A of the Code and Treasury Regulation 1.409A-1(b)(5)(iv), as well as any successor regulation or interpretation.

2.20 “Incentive Bonus Award” means an Award granted under Section 12 of the Plan.

2.21 “Incentive Stock Option” means a Stock Option granted under Section 6 hereof that is intended to meet the requirements of Section 422 of the Code and the regulations promulgated thereunder.

2.22 “Nonqualified Stock Option” means a Stock Option granted under Section 6 hereof that is not an Incentive Stock Option.

2.23 “Other Cash-Based Award” means a contractual right granted to an Eligible Person under Section 13 hereof entitling such Eligible Person to receive a cash payment at such times, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.

2.24 “Other Stock-Based Award” means a contractual right granted to an Eligible Person under Section 13 representing a notional unit interest equal in value to a share of Common Stock to be paid and distributed at such times, and subject to such conditions as are set forth in the Plan and the applicable Award Agreement.

2.25 “Outside Director” means a director of the Board who is not an employee of the Company or a Subsidiary.

2.26 “Participant” means any Eligible Person who holds an outstanding Award under the Plan.

2.27 “Person” shall mean, unless otherwise provided, any individual, partnership, firm, trust, corporation, limited liability company or other similar entity. When two or more Persons act as a partnership, limited partnership, syndicate or other group for the purpose of acquiring, holding or disposing of Common Stock, such partnership, limited partnership, syndicate or group shall be deemed a “Person”.

2.28 “Performance Goals” shall mean performance goals established by the Committee as contingencies for the grant, exercise, vesting, distribution, payment and/or settlement, as applicable, of Awards.

2.29 “Performance Shares” means a contractual right granted to an Eligible Person under Section 10 hereof representing a notional unit interest equal in value to a share of Common Stock to be paid and distributed at such times, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.

2.30 “Performance Unit” means a contractual right granted to an Eligible Person under Section 11 hereof representing a notional dollar interest as determined by the Committee to be paid and distributed at such times, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.

2.31 “Plan” means this Arch Therapeutics, Inc. 2023 Omnibus Equity Incentive Plan, as amended and restated effective August 22, 2023 and as it may be further amended from time to time.

2.32 “Reporting Person” means an officer, director or greater than ten (10) percent stockholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

2.33 “Restricted Stock Award” means a grant of shares of Common Stock to an Eligible Person under Section 8 hereof that are issued subject to such vesting and transfer restrictions and such other conditions as are set forth in the Plan and the applicable Award Agreement.

2.34 “Restricted Stock Unit Award” means a contractual right granted to an Eligible Person under Section 9 hereof representing notional unit interests equal in value to a share of Common Stock to be paid and distributed at such times, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.

2.35 “Securities Act” means the Securities Act of 1933, as amended.

2.36 “Stock Appreciation Right” or “SAR” means a contractual right granted to an Eligible Person under Section 7 hereof entitling such Eligible Person to receive a payment, upon the exercise of such right, in such amount and at such time, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.

2.37 “Stock Option” means a contractual right granted to an Eligible Person under Section 6 hereof to purchase shares of Common Stock at such time and price, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.

2.38 “Subsidiary” means an entity (whether or not a corporation) that is wholly or majority owned or controlled, directly or indirectly, by the Company; provided, however, that with respect to Incentive Stock Options, the term “Subsidiary” shall include only an entity that qualifies under section 424(f) of the Code as a “subsidiary corporation” with respect to the Company.

3.	Administration

3.1 Committee Members. The Plan shall be administered by the Committee; provided that the entire Board may act in lieu of the Committee on any matter, subject to Section 16b-3 Award requirements referred to in Section 2.9 of the Plan. If and to the extent permitted by Applicable Law, the Committee may authorize one or more Reporting Persons (or other officers) to make Awards to Eligible Persons who are not Reporting Persons (or other officers whom the Committee has specifically authorized to make Awards). Subject to Applicable Law and the restrictions set forth in the Plan, the Committee may delegate administrative functions to individuals who are Reporting Persons, officers, or employees of the Company or its Subsidiaries.

3.2 Committee Authority. The Committee shall have such powers and authority as may be necessary or appropriate for the Committee to carry out its functions as described in the Plan. Subject to the express limitations of the Plan, the Committee shall have authority in its discretion to determine the Eligible Persons to whom, and the time or times at which, Awards may be granted, the number of shares, units or other rights subject to each Award, the exercise, base or purchase price of an Award (if any), the time or times at which an Award will become vested, exercisable or payable, the performance criteria, performance goals and other conditions of an Award, the duration of the Award, and all other terms of the Award. Subject to the terms of the Plan, the Committee shall have authority to amend the terms of an Award in any manner that is not inconsistent with the Plan, including without limitation to determine, add, cancel, waive, amend or otherwise alter any restrictions, terms or conditions of any Award, extend the post-termination exercisability period of any Stock Option and/or Stock Appreciation Right, and/or to reduce or reprice the exercise price of any Stock Option and/or Stock Appreciation Right that exceeds the Fair Market Value of a share of Common Stock on the date of such repricing; provided that no such action shall adversely affect the rights of a Participant with respect to an outstanding Award without the Participant’s consent (for purposes of the foregoing, any action that causes an Incentive Stock Option to be treated as a Nonqualified Stock Option shall not be considered to have adversely affected a Participant’s rights). The Committee shall also have discretionary authority to interpret the Plan, to make all factual determinations under the Plan, and to make all other determinations necessary or advisable for Plan administration, including, without limitation, to correct any defect, to supply any omission or to reconcile any inconsistency in the Plan or any Award Agreement. The Committee may prescribe, amend, and rescind rules and regulations relating to the Plan. The Committee’s determinations under the Plan need not be uniform and may be made by the Committee selectively among Participants and Eligible Persons, whether or not such persons are similarly situated. The Committee shall, in its discretion, consider such factors as it deems relevant in making its interpretations, determinations and actions under the Plan including, without limitation, the recommendations or advice of any officer or employee of the Company or such attorneys, consultants, accountants or other advisors as it may select. All interpretations, determinations, and actions by the Committee shall be final, conclusive, and binding upon all parties.

3.3 No Liability; Indemnification. Neither the Board nor any Committee member, nor any Person acting at the direction of the Board or the Committee, shall be liable for any act, omission, interpretation, construction or determination made in good faith with respect to the Plan or any Award or Award Agreement. The Company and its Subsidiaries shall pay or reimburse any member of the Committee, as well as any other Person who takes action on behalf of the Plan, for all reasonable expenses incurred with respect to the Plan, and to the full extent allowable under Applicable Law shall indemnify each and every one of them for any claims, liabilities, and costs (including reasonable attorney’s fees) arising out of their good faith performance of duties on behalf of the Company with respect to the Plan. The Company and its Subsidiaries may, but shall not be required to, obtain liability insurance for this purpose.

4.	Shares Subject to the Plan

4.1 Plan Share Limitation.

(a) Subject to adjustment pursuant to Section 4.3 and any other applicable provisions hereof, the maximum aggregate number of shares of Common Stock which may be issued under all Awards granted to Participants under the Plan shall be 455,169 shares.

(b) The number of shares of Common Stock available for issuance under the Plan shall automatically increase on October 1st of each fiscal year of the Company commencing with October 1, 2023 and on each October 1 thereafter until the Expiration Date (as defined in Section 17.2 of the Plan), in an amount equal to five percent (5%) of the total number of shares of Common Stock outstanding on September 30th of the preceding fiscal year (such cumulative shares being the “Evergreen Shares”). In addition, effective at the close of business on the date of the closing (the “Uplist Date”) of the public offering in connection with which the Common Stock becomes tradeable on a national exchange and on the first day of each fiscal quarter of the Company thereafter until the earlier of (i) the five-year anniversary of the Uplist Date and (ii) October 31, 2028, the number of shares of Common Stock available for issuance under the Plan shall automatically increase by an amount equal to fifteen percent (15%) of the incremental number of shares of Common Stock, if any, issued by the Company with respect to the “Bridge Offering” (including without limitation “Pre-Funded Warrant Shares” and “Common Warrant Shares”), the “Uplist Transaction” and/or a “Qualifying Offering” (as such terms are used in the Company’s current report on Form 8-K filed with the Securities Exchange Commission on July 13, 2023) (x) with respect to the Uplist Date, since the Effective Date, and (y) with respect to each fiscal quarter thereafter, during the previous fiscal quarter (excluding in each case shares of Common Stock issued pursuant to Awards under the Plan); provided, however, that shares of Common Stock issued in connection with any such Qualifying Offering shall not be taken into account except to the extent, if any, that such shares are issued with respect to shares of Common Stock issued in connection with the Bridge Offering and/or the Uplist Transaction (the cumulative number of all such incremental shares of Common Stock being referred to as “Capital Raise Shares”). Notwithstanding the foregoing, the Board may act prior to the Uplist Date or the first day of any such fiscal year or fiscal quarter, as applicable, to provide that there shall be no increase in the share reserve upon the Uplist Date or for such fiscal year or fiscal quarter, as applicable, or that the increase in the share reserve for the Uplist Date or such fiscal year or fiscal quarter, as applicable, shall be a lesser number of shares of Common Stock than would otherwise occur pursuant to the preceding sentences.

(c) Subject to adjustment pursuant to Section 4.3 and any other applicable provisions hereof, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options is the lesser of (i) 12,750,000 shares of Common Stock, or (ii) the number of shares of Common Stock reserved under Section 4.1(a), as adjusted by Section 4.1(b).

(d) Subject to Section 4.1(e), in no event may an Award be granted with respect to Evergreen Shares to the extent that such Award would, cumulatively with other outstanding Awards made with respect to Evergreen Shares, exceed twenty percent (20%) of the total number of shares of Common Stock outstanding on the Effective Date plus any Capital Raise Shares. At least seventy-five percent (75%) of Evergreen Shares must, if granted, be granted as Stock Options, Stock Appreciation Rights and/or performance-based Awards.

(e) Shares of Common Stock issued under the Plan may be either authorized but unissued shares or shares held in the Company’s treasury. To the extent that any Award payable in shares of Common Stock is forfeited, canceled, returned to the Company for failure to satisfy vesting requirements or upon the occurrence of other forfeiture events, or otherwise terminates without payment being made thereunder, the shares of Common Stock covered thereby will no longer be counted against the foregoing maximum share limitations and may again be made subject to Awards under the Plan pursuant to such limitations. Awards settled in cash shall not count against the foregoing maximum share limitation. Shares of Common Stock that otherwise would have been issued upon the exercise of a Stock Option or SAR or in payment with respect to any other form of Award, but are surrendered in payment or partial payment of the exercise price thereof and/or taxes withheld with respect to the exercise thereof or the making of such payment, will no longer be counted against the foregoing maximum share limitations and may again be made subject to Awards under the Plan pursuant to such limitations. For purposes of Section 4.1(d), shares of Common Stock that become available for grants of Awards under this Section 4.1(e) shall be treated as Evergreen Shares if and to the extent that the prior Award that such shares relate to were granted with respect to Evergreen Shares.

4.2 Outside Director Limitation. In addition to the limitations of Section 4.1, subject to any adjustment as provided in Section 4.3, the accounting value of Awards granted under the Plan to any Outside Director during any calendar year shall not exceed $300,000 (inclusive of any cash awards to an Outside Director for such year that are not made pursuant to the Plan); provided that in the case of a new Outside Director, such amount shall be increased to $400,000 for the initial year of the Outside Director’s term.

4.3 Adjustments. If there shall occur any change with respect to the outstanding shares of Common Stock by reason of any recapitalization, reclassification, stock dividend, extraordinary dividend, stock split, reverse stock split, or other distribution with respect to the shares of Common Stock, or any merger, reorganization, consolidation, combination, spin-off or other similar corporate change, or any other change affecting the Common Stock, the Committee shall, in the manner and to the extent that it deems appropriate and equitable to the Participants and consistent with the terms of the Plan, cause an adjustment to be made in (i) the maximum numbers and kind of shares provided in Section 4.1 hereof, (ii) the numbers and kind of shares of Common Stock, units, or other rights subject to then outstanding Awards, (iii) the price for each share or unit or other right subject to then outstanding Awards, (iv) the performance measures or goals relating to the vesting of an Award, (v) the limits set forth in Section 4.2, and (vi) any other terms of an Award that are affected by the event to prevent dilution or enlargement of a Participant’s rights under an Award. Notwithstanding the foregoing, in the case of Incentive Stock Options, any such adjustments shall, to the extent practicable, be made in a manner consistent with the requirements of Section 424(a) of the Code.

4.4 Inducement Awards; Mergers or Acquisitions. Shares of Common Stock may be issued as inducement awards and/or in connection with a merger or acquisition as permitted by NASDAQ Listing Rule 5635(c) or, if applicable, NYSE Listed Company Manual Section 303A.08, AMEX Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares of Common Stock available for issuance under the Plan.

5.	Participation and Awards

5.1 Designation of Participants. All Eligible Persons are eligible to be designated by the Committee to receive Awards and become Participants under the Plan. The Committee has the authority, in its discretion, to determine and designate from time to time those Eligible Persons who are to be granted Awards, the types of Awards to be granted and the number of shares of Common Stock or units subject to Awards granted under the Plan. In selecting Eligible Persons to be Participants and in determining the type and amount of Awards to be granted under the Plan, the Committee shall consider any and all factors that it deems relevant or appropriate.

5.2 Determination of Awards. The Committee shall determine the terms and conditions of all Awards granted to Participants in accordance with its authority under Section 3.2 hereof. An Award may consist of one type of right or benefit hereunder or of two or more such rights or benefits granted in tandem or in the alternative. To the extent deemed appropriate by the Committee, an Award shall be evidenced by an Award Agreement as described in Section 15.1 hereof.

6.	Stock Options

6.1 Grant of Stock Option. A Stock Option may be granted to any Eligible Person selected by the Committee. Subject to the provisions of Section 6.6 hereof and Section 422 of the Code, each Stock Option shall be designated, in the sole discretion of the Committee, as an Incentive Stock Option or as a Nonqualified Stock Option.

6.2 Exercise Price. The exercise price per share of a Stock Option shall not be less than 100% of the Fair Market Value of a share of Common Stock on the Date of Grant, subject to adjustments as provided for under Section 4.3.

6.3 Vesting of Stock Options. The Committee shall in its sole discretion prescribe the time or times at which, or the conditions upon which, a Stock Option or portion thereof shall become vested and/or exercisable. Unless otherwise provided by the Committee, no Stock Option shall provide for vesting or exercise earlier than one year after the Date of Grant. The requirements for vesting and exercisability of a Stock Option may be based on the Continuous Service of the Participant for a specified time period (or periods) and/or on the attainment of a specified performance goal (or goals) established by the Committee in its discretion. The Committee may, in its sole discretion, accelerate the vesting or exercisability of any Stock Option at any time. The Committee, in its sole discretion, may allow a Participant to exercise unvested Nonqualified Stock Options, in which case the shares of Common Stock then issued shall be Restricted Stock having analogous vesting restrictions to the unvested Nonqualified Stock Options.

6.4 Term of Stock Options. The Committee shall in its discretion prescribe in an Award Agreement the period during which a vested Stock Option may be exercised, provided that the maximum term of a Stock Option shall be ten (10) years from the Date of Grant. A Stock Option may be earlier terminated as specified by the Committee and set forth in an Award Agreement upon or following the termination of a Participant’s Continuous Service for any reason, including by reason of voluntary resignation, death, Disability, termination for Cause or any other reason. Except as otherwise provided in this Section 6 or in an Award Agreement as such agreement may be amended from time to time upon authorization of the Committee, no Stock Option may be exercised at any time during the term thereof unless the Participant is then in Continuous Service. Notwithstanding the foregoing, unless an Award Agreement provides otherwise:

(a) If a Participant’s Continuous Service terminates by reason of his or her death, any Stock Option held by such Participant may, to the extent then exercisable, be exercised by such Participant’s estate or any Person who acquires the right to exercise such Stock Option by bequest or inheritance at any time in accordance with its terms for up to one (1) year after the date of such Participant’s death (but in no event after the earlier of the expiration of the term of such Stock Option or such time as the Stock Option is otherwise canceled or terminated in accordance with its terms). Upon expiration of such one-year period, no portion of the Stock Option held by such Participant shall be exercisable and the Stock Option shall be deemed to be canceled, forfeited and of no further force or effect.

(b) If a Participant’s Continuous Service terminates by reason of his or her Disability, any Stock Option held by such Participant may, to the extent then exercisable, be exercised by the Participant or his or her personal representative at any time in accordance with its terms for up to one (1) year after the date of such Participant’s termination of Continuous Service (but in no event after the earlier of the expiration of the term of such Stock Option or such time as the Stock Option is otherwise canceled or terminated in accordance with its terms). Upon expiration of such one-year period, no portion of the Stock Option held by such Participant shall be exercisable and the Stock Option shall be deemed to be canceled, forfeited and of no further force or effect.

(c) If a Participant’s Continuous Service terminates for any reason other than death, Disability or Cause, any Stock Option held by such Participant may, to the extent then exercisable, be exercised by the Participant up until ninety (90) days following such termination of Continuous Service (but in no event after the earlier of the expiration of the term of such Stock Option or such time as the Stock Option is otherwise canceled or terminated in accordance with its terms). Upon expiration of such 90-day period, no portion of the Stock Option held by such Participant shall be exercisable and the Stock Option shall be deemed to be canceled, forfeited and of no further force or effect.

(d) To the extent that a Stock Option of a Participant whose Continuous Service terminates is not exercisable, such Stock Option shall be deemed forfeited and canceled on the ninetieth (90th) day after such termination of Continuous Service or at such earlier time as the Committee may determine.

6.5 Stock Option Exercise. Subject to such terms and conditions as shall be specified in an Award Agreement, a Stock Option may be exercised in whole or in part at any time during the term thereof by notice in the form required by the Company, and payment of the aggregate exercise price by certified or bank check, or such other means as the Committee may accept. As set forth in an Award Agreement or otherwise determined by the Committee, in its sole discretion, at or after grant, payment in full or in part of the exercise price of an Option may be made: (i) in the form of shares of Common Stock that have been held by the Participant for such period as the Committee may deem appropriate for accounting purposes or otherwise, valued at the Fair Market Value of such shares on the date of exercise; (ii) by surrendering to the Company shares of Common Stock otherwise receivable on exercise of the Option; (iii) by a cashless exercise program implemented by the Committee in connection with the Plan; (iv) subject to the approval of the Committee, by a full recourse, interest bearing promissory note having such terms as the Committee may, in its sole discretion, permit and/or (v) by such other method as may be approved by the Committee and set forth in an Award Agreement. Subject to any governing rules or regulations, as soon as practicable after receipt of written notification of exercise and full payment of the exercise price and satisfaction of any applicable tax withholding pursuant to Section 16.5, the Company shall deliver to the Participant evidence of book entry shares of Common Stock, or upon the Participant’s request, Common Stock certificates in an appropriate amount based upon the number of shares of Common Stock purchased under the Option. Unless otherwise determined by the Committee, all payments under all of the methods indicated above shall be paid in United States dollars or shares of Common Stock, as applicable.

6.6 Additional Rules for Incentive Stock Options.

(a) Eligibility. An Incentive Stock Option may only be granted to an Eligible Person who is considered an employee under Treasury Regulation §1.421-1(h) of the Company or any Subsidiary.

(b) Annual Limits. No Incentive Stock Option shall be granted to an Eligible Person as a result of which the aggregate Fair Market Value (determined as of the Date of Grant) of the stock with respect to which Incentive Stock Options are exercisable for the first time in any calendar year under the Plan and any other stock option plans of the Company or any Subsidiary would exceed $100,000, determined in accordance with Section 422(d) of the Code. This limitation shall be applied by taking Incentive Stock Options into account in the order in which granted.

(c) Ten Percent Stockholders. If a Stock Option granted under the Plan is intended to be an Incentive Stock Option, and if the Participant, at the time of grant, owns stock possessing ten percent (10%) or more of the total combined voting power of all classes of Common Stock of the Company or any Subsidiary, then (i) the Stock Option exercise price per share shall in no event be less than 110% of the Fair Market Value of the Common Stock on the date of such grant and (ii) such Stock Option shall not be exercisable after the expiration of five (5) years following the date such Stock Option is granted.

(d) Termination of Employment. An Award of an Incentive Stock Option shall provide that such Stock Option may be exercised not later than three (3) months following termination of employment of the Participant with the Company and all Subsidiaries, or not later than one (1) year following death or a permanent and total disability within the meaning of Section 22(e)(3) of the Code, as and to the extent determined by the Committee to be necessary to comply with the requirements of Section 422 of the Code.

(e) Disqualifying Dispositions. If shares of Common Stock acquired by exercise of an Incentive Stock Option are disposed of within two (2) years following the Date of Grant or one (1) year following the transfer of such shares to the Participant upon exercise, the Participant shall, promptly following such disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Company may reasonably require.

7.	Stock Appreciation Rights

7.1 Grant of Stock Appreciation Rights. A Stock Appreciation Right may be granted to any Eligible Person selected by the Committee. Stock Appreciation Rights may be granted on a basis that allows for the exercise of the right by the Participant or that provides for the automatic payment of the right upon a specified date or event.

7.2 Base Price. The base price of a Stock Appreciation Right shall be determined by the Committee in its sole discretion; provided, however, that the base price for any grant of a Stock Appreciation Right shall not be less than 100% of the Fair Market Value of a share of Common Stock on the Date of Grant, subject to adjustments as provided for under Section 4.3.

7.3 Vesting Stock Appreciation Rights. The Committee shall in its discretion prescribe the time or times at which, or the conditions upon which, a Stock Appreciation Right or portion thereof shall become vested and/or exercisable. Unless otherwise provided by the Committee, no Stock Appreciation Right shall provide for vesting or exercise earlier than one (1) year after the Date of Grant. The requirements for vesting and exercisability of a Stock Appreciation Right may be based on the Continuous Service of a Participant for a specified time period (or periods) or on the attainment of a specified performance goal (or goals) established by the Committee in its discretion. The Committee may, in its sole discretion, accelerate the vesting or exercisability of any Stock Appreciation Right at any time.

7.4 Term of Stock Appreciation Rights. The Committee shall in its discretion prescribe in an Award Agreement the period during which a vested Stock Appreciation Right may be exercised, provided that the maximum term of a Stock Appreciation Right shall be ten (10) years from the Date of Grant. A Stock Appreciation Right may be earlier terminated as specified by the Committee and set forth in an Award Agreement upon or following the termination of a Participant’s Continuous Service for any reason, including by reason of voluntary resignation, death, Disability, termination for Cause or any other reason. Except as otherwise provided in this Section 7 or in an Award Agreement, as such agreement may be amended from time to time upon authorization of the Committee, no Stock Appreciation Right may be exercised at any time during the term thereof unless the Participant is then in Continuous Service.

7.5 Payment of Stock Appreciation Rights. Subject to such terms and conditions as shall be specified in an Award Agreement, a vested Stock Appreciation Right may be exercised in whole or in part at any time during the term thereof by notice in the form required by the Company and payment of any exercise price. Upon the exercise of a Stock Appreciation Right and payment of any applicable exercise price, a Participant shall be entitled to receive an amount determined by multiplying: (i) the excess of the Fair Market Value of a share of Common Stock on the date of exercise of the Stock Appreciation Right over the base price of such Stock Appreciation Right, by (ii) the number of shares as to which such Stock Appreciation Right is exercised. Payment of the amount determined under the immediately preceding sentence may be made, as approved by the Committee and set forth in the Award Agreement, in shares of Common Stock valued at their Fair Market Value on the date of exercise, in cash, or in a combination of shares of Common Stock and cash, subject to applicable tax withholding requirements set forth in Section 16.5. If Stock Appreciation Rights are settled in shares of Common Stock, then as soon as practicable following the date of settlement the Company shall deliver to the Participant evidence of book entry shares of Common Stock, or upon the Participant’s request, Common Stock certificates in an appropriate amount.

8.	Restricted Stock Awards

8.1 Grant of Restricted Stock Awards. A Restricted Stock Award may be granted to any Eligible Person selected by the Committee. The Committee may require the payment by the Participant of a specified purchase price in connection with any Restricted Stock Award. The Committee may provide in an Award Agreement for the payment of dividends and distributions to the Participant such times as paid to stockholders generally or at the times of vesting or other payment of the Restricted Stock Award. If any dividends or distributions are paid in stock while a Restricted Stock Award is subject to restrictions under Section 8.3 of the Plan, the dividends or other distributions shares shall be subject to the same restrictions on transferability as the shares of Common Stock to which they were paid unless otherwise set forth in the Award Agreement. The Committee may also subject the grant of any Restricted Stock Award to the execution of a voting agreement with the Company or with any Affiliate of the Company.

8.2 Vesting Requirements. The restrictions imposed on shares of Common Stock granted under a Restricted Stock Award shall lapse in accordance with the vesting requirements specified by the Committee in the Award Agreement. Upon vesting of a Restricted Stock Award, such Award shall be subject to the tax withholding requirement set forth in Section 16.5. The requirements for vesting of a Restricted Stock Award may be based on the Continuous Service of the Participant for a specified time period (or periods) or on the attainment of a specified performance goal (or goals) established by the Committee in its discretion. The Committee may, in its sole discretion, accelerate the vesting of a Restricted Stock Award at any time. If the vesting requirements of a Restricted Stock Award shall not be satisfied, the Award shall be forfeited and the shares of Common Stock subject to the Award shall be returned to the Company. In the event that the Participant paid any purchase price with respect to such forfeited shares, unless otherwise provided by the Committee in an Award Agreement, the Company will refund to the Participant the lesser of (i) such purchase price and (ii) the Fair Market Value of such shares on the date of forfeiture.

8.3 Restrictions. Shares granted under any Restricted Stock Award may not be transferred, assigned or subject to any encumbrance, pledge, or charge until all applicable restrictions are removed or have expired, unless otherwise allowed by the Committee. The Committee may require in an Award Agreement that certificates representing the shares granted under a Restricted Stock Award bear a legend making appropriate reference to the restrictions imposed, and that certificates representing the shares granted or sold under a Restricted Stock Award will remain in the physical custody of an escrow holder until all restrictions are removed or have expired.

8.4 Rights as Stockholder. Subject to the foregoing provisions of this Section 8 and the applicable Award Agreement, the Participant to whom a Restricted Stock Award is made shall have all rights of a stockholder with respect to the shares granted to the Participant under the Restricted Stock Award, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto, unless the Committee determines otherwise at the time the Restricted Stock Award is granted.

8.5 Section 83(b) Election. If a Participant makes an election pursuant to Section 83(b) of the Code with respect to a Restricted Stock Award, the Participant shall file, within thirty (30) days following the Date of Grant, a copy of such election with the Company (directed to the Secretary thereof) and with the Internal Revenue Service, in accordance with the regulations under Section 83 of the Code. The Committee may provide in an Award Agreement that the Restricted Stock Award is conditioned upon the Participant’s making or refraining from making an election with respect to the Award under Section 83(b) of the Code.

9.	Restricted Stock Unit Awards

9.1 Grant of Restricted Stock Unit Awards. A Restricted Stock Unit Award may be granted to any Eligible Person selected by the Committee. The value of each stock unit under a Restricted Stock Unit Award is equal to the Fair Market Value of the Common Stock on the applicable date or time period of determination, as specified by the Committee. A Restricted Stock Unit Award shall be subject to such restrictions and conditions as the Committee shall determine. A Restricted Stock Unit Award may be granted together with a dividend equivalent right with respect to the shares of Common Stock subject to the Award, which may be accumulated and may be deemed reinvested in additional stock units, as determined by the Committee in its sole discretion. If any dividend equivalents are paid while a Restricted Stock Unit Award is subject to restrictions under Section 9 of the Plan, the Committee may, in its sole discretion, provide in the Award Agreement for such dividend equivalents to immediately be paid to the Participant holding such Restricted Stock Unit Award or pay such dividend equivalents subject to the same restrictions on transferability as the Restricted Stock Units to which they relate.

9.2 Vesting of Restricted Stock Unit Awards. On the Date of Grant, the Committee shall, in its discretion, determine any vesting requirements with respect to a Restricted Stock Unit Award, which shall be set forth in the Award Agreement. The requirements for vesting of a Restricted Stock Unit Award may be based on the Continuous Service of the Participant for a specified time period (or periods) or on the attainment of a specified performance goal (or goals) established by the Committee in its discretion. The Committee may, in its sole discretion, accelerate the vesting of a Restricted Stock Unit Award at any time. A Restricted Stock Unit Award may also be granted on a fully vested basis, with a deferred payment date as may be determined by the Committee or elected by the Participant in accordance with rules established by the Committee.

9.3 Payment of Restricted Stock Unit Awards. A Restricted Stock Unit Award shall become payable to a Participant at the time or times determined by the Committee and set forth in the Award Agreement, which may be upon or following the vesting of the Award. Payment of a Restricted Stock Unit Award may be made, at the discretion of the Committee, in cash or in shares of Common Stock, or in a combination thereof as described in the Award Agreement, subject to applicable tax withholding requirements set forth in Section 16.5. Any cash payment of a Restricted Stock Unit Award shall be made based upon the Fair Market Value of the Common Stock, determined on such date or over such time period as determined by the Committee. Notwithstanding the foregoing, unless specified otherwise in the Award Agreement, any Restricted Stock Unit, whether settled in Common Stock or cash, shall be paid no later than two-and-a-half (2 ½) months after the later of the calendar year or fiscal year in which the Restricted Stock Units vest. If Restricted Stock Unit Awards are settled in shares of Common Stock, then as soon as practicable following the date of settlement, the Company shall deliver to the Participant evidence of book entry shares of Common Stock, or upon the Participant’s request, Common Stock certificates in an appropriate amount.

10.	Performance Shares

10.1 Grant of Performance Shares. Performance Shares may be granted to any Eligible Person selected by the Committee. A Performance Share Award shall be subject to such restrictions and condition as the Committee shall specify. A Performance Share Award may be granted with a dividend equivalent right with respect to the shares of Common Stock subject to the Award, which may be accumulated and may be deemed reinvested in additional stock units, as determined by the Committee in its sole discretion.

10.2 Value of Performance Shares. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the Date of Grant. The Committee shall set performance goals in its discretion that, depending on the extent to which they are met over a specified time period, shall determine the number of Performance Shares that shall be paid to a Participant.

10.3 Earning of Performance Shares. After the applicable time period has ended, the number of Performance Shares earned by the Participant over such time period shall be determined as a function of the extent to which the applicable corresponding performance goals have been achieved. This determination shall be made solely by the Committee. The Committee may, in its sole discretion, waive any performance or vesting conditions relating to a Performance Share Award.

10.4 Form and Timing of Payment of Performance Shares. The Committee shall pay at the close of the applicable Performance Period, or as soon as practicable thereafter, any earned Performance Shares in the form of cash or in shares of Common Stock or in a combination thereof, as specified in a Participant’s Award Agreement, subject to applicable tax withholding requirements set forth in Section 16.5. Notwithstanding the foregoing, unless specified otherwise in the Award Agreement, all Performance Shares shall be paid no later than two-and-a-half (2 ½) months following the later of the calendar year or fiscal year in which such Performance Shares vest. Any shares of Common Stock paid to a Participant under this Section 10.4 may be subject to any restrictions deemed appropriate by the Committee. If Performance Shares are settled in shares of Common Stock, then as soon as practicable following the date of settlement the Company shall deliver to the Participant evidence of book entry shares of Common Stock, or upon the Participant’s request, Common Stock certificates in an appropriate amount.

11.	Performance Units

11.1 Grant of Performance Units. Performance Units may be granted to any Eligible Person selected by the Committee. A Performance Unit Award shall be subject to such restrictions and condition as the Committee shall specify in a Participant’s Award Agreement.

11.2 Value of Performance Units. Each Performance Unit shall have an initial notional value equal to a dollar amount determined by the Committee, in its sole discretion. The Committee shall set performance goals in its discretion that, depending on the extent to which they are met over a specified time period, will determine the number of Performance Units that shall be settled and paid to the Participant.

11.3 Earning of Performance Units. After the applicable time period has ended, the number of Performance Units earned by the Participant, and the amount payable in cash, in shares or in a combination thereof, over such time period shall be determined as a function of the extent to which the applicable corresponding performance goals have been achieved. This determination shall be made solely by the Committee. The Committee may, in its sole discretion, waive any performance or vesting conditions relating to a Performance Unit Award.

11.4 Form and Timing of Payment of Performance Units. The Committee shall pay at the close of the applicable Performance Period, or as soon as practicable thereafter, any earned Performance Units in the form of cash or in shares of Common Stock or in a combination thereof, as specified in a Participant’s Award Agreement, subject to applicable tax withholding requirements set forth in Section 16.5. Notwithstanding the foregoing, unless specified otherwise in the Award Agreement, all Performance Units shall be paid no later than two-and-a-half (2 ½) months following the later of the calendar year or fiscal year in which such Performance Units vest. Any shares of Common Stock paid to a Participant under this Section 11.4 may be subject to any restrictions deemed appropriate by the Committee. If Performance Units are settled in shares of Common Stock, then as soon as practicable following the date of settlement the Company shall deliver to the Participant evidence of book entry shares of Common Stock, or upon the Participant’s request, Common Stock certificates in an appropriate amount.

12.	Incentive Bonus Awards

12.1 Incentive Bonus Awards. The Committee, at its discretion, may grant Incentive Bonus Awards to such Participants as it may designate from time to time. The terms of a Participant’s Incentive Bonus Award shall be set forth in the Participant’s Award Agreement. Each Award Agreement shall specify such general terms and conditions as the Committee shall determine.

12.2 Incentive Bonus Award Performance Criteria. The determination of Incentive Bonus Awards for a given year or years may be based upon the attainment of specified levels of Company or Subsidiary performance as measured by pre-established, objective performance criteria determined at the discretion of the Committee. The Committee shall (i) select those Participants who shall be eligible to receive an Incentive Bonus Award, (ii) determine the performance period, (iii) determine target levels of performance, and (iv) determine the level of Incentive Bonus Award to be paid to each selected Participant upon the achievement of each performance level. The Committee generally shall make the foregoing determinations prior to the commencement of services to which an Incentive Bonus Award relates, to the extent applicable, and while the outcome of the performance goals and targets is uncertain.

12.3 Payment of Incentive Bonus Awards.

(a) Incentive Bonus Awards shall be paid in cash or Common Stock, as set forth in a Participant’s Award Agreement. Payments shall be made following a determination by the Committee that the performance targets were attained and shall be made within two and one-half months after the later of the end of the fiscal or calendar year in which the Incentive Award is no longer subject to a substantial risk of forfeiture.

(b) The amount of an Incentive Bonus Award to be paid upon the attainment of each targeted level of performance shall equal a percentage of a Participant’s base salary for the fiscal year, a fixed dollar amount, or such other formula, as determined by the Committee.

13.	Other Cash-Based Awards and Other Stock-Based Awards

13.1 Other Cash-Based and Stock-Based Awards. The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted Shares) in such amounts and subject to such terms and conditions, as the Committee shall determine. Such Awards may involve the transfer of actual shares of Common Stock to a Participant, or payment in cash or otherwise of amounts based on the value of shares of Common Stock. In addition, the Committee, at any time and from time to time, may grant Other Cash-Based Awards to a Participant in such amounts and upon such terms as the Committee shall determine, in its sole discretion.

13.2 Value of Cash-Based Awards and Other Stock-Based Awards. Each Other Stock-Based Award shall be expressed in terms of shares of Common Stock or units based on shares of Common Stock, as determined by the Committee, in its sole discretion. Each Other Cash-Based Award shall specify a payment amount or payment range as determined by the Committee, in its sole discretion. If the Committee exercises its discretion to establish performance goals, the value of Other Cash-Based Awards that shall be paid to the Participant will depend on the extent to which such performance goals are met.

13.3 Payment of Cash-Based Awards and Other Stock-Based Awards. Payment, if any, with respect to Other Cash-Based Awards and Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash or shares of Common Stock as the Committee determines.

14.	Change in Control

14.1 Effect of a Change in Control.

(a) The Committee may, at the time of the grant of an Award and as set forth in an Award Agreement, provide for the effect of a “Change in Control” on an Award. Such provisions may include any one or more of the following: (i) the acceleration or extension of time periods for purposes of exercising, vesting in, or realizing gain from any Award, (ii) the elimination or modification of performance or other conditions related to the payment or other rights under an Award, (iii) provision for the cash settlement of an Award for an equivalent cash value, as determined by the Committee, or (iv) such other modification or adjustment to an Award as the Committee deems appropriate to maintain and protect the rights and interests of Participants upon or following a Change in Control. To the extent necessary for compliance with Section 409A of the Code, an Award Agreement shall provide that an Award subject to the requirements of Section 409A that would otherwise become payable upon a Change in Control shall only become payable to the extent that the requirements for a “change in control” for purposes of Section 409A have been satisfied.

(b) Notwithstanding anything to the contrary set forth in the Plan, unless otherwise provided by an Award Agreement, upon or in anticipation of any Change in Control, the Committee may, in its sole and absolute discretion and without the need for the consent of any Participant, take one or more of the following actions contingent upon the occurrence of that Change in Control: (i) cause any or all outstanding Stock Options and Stock Appreciation Rights held by Participants affected by the Change in Control to become vested and immediately exercisable, in whole or in part; (ii) cause any or all outstanding Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Incentive Bonus Award and any other Award held by Participants affected by the Change in Control to become non-forfeitable, in whole or in part; (iii) cancel any Stock Option or Stock Appreciation Right in exchange for a substitute option in a manner consistent with the requirements of Treasury Regulation. §1.424-1(a) or §1.409A-1(b)(5)(v)(D), as applicable (notwithstanding the fact that the original Stock Option may never have been intended to satisfy the requirements for treatment as an Incentive Stock Option); (iv) cancel any Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units held by a Participant in exchange for restricted stock or performance shares of or stock or performance units in respect of the capital stock of any successor corporation; (v) redeem any Restricted Stock held by a Participant affected by the Change in Control for cash and/or other substitute consideration with a value equal to the Fair Market Value of an unrestricted share of Common Stock on the date of the Change in Control; (vi) terminate any Award in exchange for an amount of cash and/or property equal to the amount, if any, that would have been attained upon the exercise of such Award or realization of the Participant’s rights as of the date of the occurrence of the Change in Control (the “Change in Control Consideration”); provided, however that if the Change in Control Consideration with respect to any Option or Stock Appreciation Right does not exceed the exercise price of such Option or Stock Appreciation Right, the Committee may cancel the Option or Stock Appreciation Right without payment of any consideration therefor; and/or (vii) take any other action necessary or appropriate to carry out the terms of any definitive agreement controlling the terms and conditions of the Change in Control. Any such Change in Control Consideration may be subject to any escrow, indemnification and similar obligations, contingencies and encumbrances applicable in connection with the Change in Control to holders of Common Stock. Without limitation of the foregoing, if as of the date of the occurrence of the Change in Control the Committee determines that no amount would have been attained upon the realization of the Participant’s rights, then such Award may be terminated by the Company without payment. The Committee may cause the Change in Control Consideration to be subject to vesting conditions (whether or not the same as the vesting conditions applicable to the Award prior to the Change in Control) and/or make such other modifications, adjustments or amendments to outstanding Awards or this Plan as the Committee deems necessary or appropriate.

(c) The Committee may require a Participant to (i) represent and warrant as to the unencumbered title to the Participant’s Awards, (ii) bear such Participant’s pro rata share of any post-closing indemnity obligations, and be subject to the same or similar post-closing purchase price adjustments, escrow terms, offset rights, holdback terms and similar conditions as the other holders of Common Stock, and (iii) execute and deliver such documents and instruments as the Committee may reasonably require for the Participant to be bound by such obligations. The Committee will endeavor to take action under this Section 14 in a manner that does not cause a violation of Section 409A of the Code with respect to an Award.

15.	General Provisions

15.1 Award Agreement. To the extent deemed necessary by the Committee, an Award under the Plan shall be evidenced by an Award Agreement in a written or electronic form approved by the Committee setting forth the number of shares of Common Stock or units subject to the Award, the exercise price, base price, or purchase price of the Award, the time or times at which an Award will become vested, exercisable or payable and the term of the Award. The Award Agreement may also set forth the effect on an Award of termination of Continuous Service under certain circumstances. The Award Agreement shall be subject to and incorporate, by reference or otherwise, all of the applicable terms and conditions of the Plan, and may also set forth other terms and conditions applicable to the Award as determined by the Committee consistent with the limitations of the Plan. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code. The grant of an Award under the Plan shall not confer any rights upon the Participant holding such Award other than such terms, and subject to such conditions, as are specified in the Plan as being applicable to such type of Award (or to all Awards) or as are expressly set forth in the Award Agreement.

15.2 Forfeiture Events/Representations. The Committee may specify in an Award Agreement at the time of the Award that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events shall include, but shall not be limited to, termination of Continuous Service for Cause, violation of material Company policies, breach of noncompetition, confidentiality or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company. The Committee may also specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be conditioned upon the Participant making a representation regarding compliance with noncompetition, confidentiality or other restrictive covenants that may apply to the Participant and providing that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment on account of a breach of such representation. Notwithstanding the foregoing, the confidentiality restrictions set forth in an Award Agreement shall not, and shall not be interpreted to, impair a Participant from exercising any legally protected whistleblower rights (including under Rule 21 of the Exchange Act). In addition and without limitation of the foregoing, any amounts paid hereunder shall be subject to recoupment in accordance with The Dodd-Frank Wall Street Reform and Consumer Protection Act and any implementing regulations thereunder, any “clawback” policy adopted by the Company or as is otherwise required by applicable law or stock exchange listing condition.

15.3 No Assignment or Transfer; Beneficiaries.

(a) Awards under the Plan shall not be assignable or transferable by the Participant, except by will or by the laws of descent and distribution, and shall not be subject in any manner to assignment, alienation, pledge, encumbrance or charge. Notwithstanding the foregoing, the Committee may provide in an Award Agreement that the Participant shall have the right to designate a beneficiary or beneficiaries who shall be entitled to any rights, payments or other benefits specified under an Award following the Participant’s death. During the lifetime of a Participant, an Award shall be exercised only by such Participant or such Participant’s guardian or legal representative. In the event of a Participant’s death, an Award may, to the extent permitted by the Award Agreement, be exercised by the Participant’s beneficiary as designated by the Participant in the manner prescribed by the Committee or, in the absence of an authorized beneficiary designation, by the legatee of such Award under the Participant’s will or by the Participant’s estate in accordance with the Participant’s will or the laws of descent and distribution, in each case in the same manner and to the same extent that such Award was exercisable by the Participant on the date of the Participant’s death.

(b) Limited Transferability Rights. Notwithstanding anything else in this Section 15.3 to the contrary, the Committee may in its discretion provide in an Award Agreement that an Award in the form of a Nonqualified Stock Option, share-settled Stock Appreciation Right, Restricted Stock, Performance Share or share-settled Other Stock-Based Award may be transferred, on such terms and conditions as the Committee deems appropriate, either (i) by instrument to the Participant’s “Immediate Family” (as defined below), (ii) by instrument to an inter vivos or testamentary trust (or other entity) in which the Award is to be passed to the Participant’s designated beneficiaries, or (iii) by gift to charitable institutions. Any transferee of the Participant’s rights shall succeed and be subject to all of the terms of the applicable Award Agreement and the Plan. “Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.

15.4 Rights as Stockholder. A Participant shall have no rights as a holder of shares of Common Stock with respect to any unissued shares of Common Stock covered by an Award until the date the Participant becomes the holder of record of such securities. Except as provided in Section 4.3 hereof, no adjustment or other provision shall be made for dividends or other stockholder rights, except to the extent that the Award Agreement provides for dividend payments or dividend equivalent rights.

15.5 Employment or Continuous Service. Nothing in the Plan, in the grant of any Award or in any Award Agreement shall confer upon any Eligible Person or Participant any right to continue in Continuous Service, or interfere in any way with the right of the Company or any of its Subsidiaries to terminate the employment or other service relationship of an Eligible Person or Participant for any reason at any time.

15.6 Fractional Shares. In the case of any fractional share or unit resulting from the grant, vesting, payment or crediting of dividends or dividend equivalents under an Award, the Committee shall have the discretionary authority to (i) disregard such fractional share or unit, (ii) round such fractional share or unit to the nearest lower or higher whole share or unit, or (iii) convert such fractional share or unit into a right to receive a cash payment.

15.7 Other Compensation and Benefit Plans. The amount of any compensation deemed to be received by a Participant pursuant to an Award shall not constitute includable compensation for purposes of determining the amount of benefits to which a Participant is entitled under any other compensation or benefit plan or program of the Company or any Subsidiary, including, without limitation, under any bonus, pension, profit-sharing, life insurance, salary continuation or severance benefits plan, except to the extent specifically provided by the terms of any such plan.

15.8 Plan Binding on Transferees. The Plan shall be binding upon the Company, its transferees and assigns, and the Participant, the Participant’s executor, administrator and permitted transferees and beneficiaries. In addition, all obligations of the Company under this Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

15.9 Foreign Jurisdictions. The Committee may adopt, amend and terminate such arrangements and grant such Awards, not inconsistent with the intent of the Plan, as it may deem necessary or desirable to comply with any tax, securities, regulatory or other laws of other jurisdictions with respect to Awards that may be subject to such laws. The terms and conditions of such Awards may vary from the terms and conditions that would otherwise be required by the Plan solely to the extent the Committee deems necessary for such purpose. Moreover, the Board may approve such supplements to or amendments, restatements or alternative versions of the Plan, not inconsistent with the intent of the Plan, as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of the Plan as in effect for any other purpose.

15.10 No Obligation to Notify or Minimize Taxes. The Company will have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising an Award. Furthermore, the Company will have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award.

15.11 Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Committee or the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board or Committee consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement as a result of a clerical error in the papering of the Award Agreement, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement.

15.12 Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of the Participant’s services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an employee of the Company and the employee has a change in status from a full-time employee to a part-time employee) after the date of grant of any Award to the Participant, the Committee has the right in its sole discretion to (i) make a corresponding reduction in the number of shares subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.

15.13 Substitute Awards in Corporate Transactions. Nothing contained in the Plan shall be construed to limit the right of the Committee to grant Awards under the Plan in connection with the acquisition, whether by purchase, merger, consolidation or other corporate transaction, of the business or assets of any corporation or other entity. Without limiting the foregoing, the Committee may grant Awards under the Plan to an employee or director of another corporation who becomes an Eligible Person by reason of any such corporate transaction in substitution for awards previously granted by such corporation or entity to such person. The terms and conditions of the substitute Awards may vary from the terms and conditions that would otherwise be required by the Plan solely to the extent the Committee deems necessary for such purpose. Any shares of Common Stock subject to these substitute Awards shall not be counted against any of the maximum share limitations set forth in the Plan.

16.	Legal Compliance

16.1 Securities Laws. No shares of Common Stock will be issued or transferred pursuant to an Award unless and until all then applicable requirements imposed by Federal and state securities and other laws, rules and regulations and by any regulatory agencies having jurisdiction, and by any exchanges upon which the shares of Common Stock may be listed, have been fully met. As a condition precedent to the issuance of shares pursuant to the grant or exercise of an Award, the Company may require the Participant to take any reasonable action to meet such requirements. The Committee may impose such conditions on any shares of Common Stock issuable under the Plan as it may deem advisable, including, without limitation, restrictions under the Securities Act, as amended, under the requirements of any exchange upon which such shares of the same class are then listed, and under any blue sky or other securities laws applicable to such shares. The Committee may also require the Participant to represent and warrant at the time of issuance or transfer that the shares of Common Stock are being acquired only for investment purposes and without any current intention to sell or distribute such shares. All Common Stock issued pursuant to the terms of this Plan shall constitute “restricted securities,” as that term is defined in Rule 144 promulgated pursuant to the Securities Act, and may not be transferred except in compliance herewith and with the registration requirements of the Securities Act or an exemption therefrom. Certificates representing Common Stock acquired pursuant to an Award may bear such legend as the Company may consider appropriate under the circumstances.

16.2 Incentive Arrangement. The Plan is designed to provide an on-going, pecuniary incentive for Participants to produce their best efforts to increase the value of the Company. The Plan is not intended to provide retirement income or to defer the receipt of payments hereunder to the termination of a Participant’s employment or beyond. The Plan is thus intended not to be a pension or welfare benefit plan that is subject to Employee Retirement Income Security Act of 1974 (“ERISA”), and shall be construed accordingly. All interpretations and determinations hereunder shall be made on a basis consistent with the Plan’s status as not an employee benefit plan subject to ERISA.

16.3 Unfunded Plan. The adoption of the Plan and any reservation of shares of Common Stock or cash amounts by the Company to discharge its obligations hereunder shall not be deemed to create a trust or other funded arrangement. Except upon the issuance of Common Stock pursuant to an Award, any rights of a Participant under the Plan shall be those of a general unsecured creditor of the Company, and neither a Participant nor the Participant’s permitted transferees or estate shall have any other interest in any assets of the Company by virtue of the Plan. Notwithstanding the foregoing, the Company shall have the right to implement or set aside funds in a grantor trust, subject to the claims of the Company’s creditors or otherwise, to discharge its obligations under the Plan.

16.4 Section 409A Compliance. To the extent applicable, it is intended that the Plan and all Awards hereunder comply with the requirements of Section 409A of the Code or an exemption thereto, and the Plan and all Award Agreements shall be interpreted and applied by the Committee in a manner consistent with this intent in order to avoid the imposition of any additional tax under Section 409A of the Code. Notwithstanding anything in the Plan or an Award Agreement to the contrary, in the event that any provision of the Plan or an Award Agreement is determined by the Committee, in its sole discretion, to not comply with the requirements of Section 409A of the Code or an exemption thereto, the Committee shall, in its sole discretion, have the authority to take such actions and to make such interpretations or changes to the Plan or an Award Agreement as the Committee deems necessary, regardless of whether such actions, interpretations, or changes shall adversely affect a Participant, subject to the limitations, if any, of applicable law. If an Award is subject to Section 409A of the Code, any payment made to a Participant who is a “specified employee” of the Company or any Subsidiary shall not be made before the date that is six (6) months after the Participant’s “separation from service” to the extent required to avoid the adverse consequences of Section 409A of the Code. For purposes of this Section 16.4, the terms “separation from service” and “specified employee” shall have the meanings set forth in Section 409A of the Code. In no event whatsoever shall the Company be liable for any additional tax, interest or penalties that may be imposed on any Participant by Section 409A of the Code or any damages for failing to comply with Section 409A of the Code.

16.5 Tax Withholding.

(a) The Company shall have the power and the right to deduct or withhold, or require a participant to remit to the Company, the minimum statutory amount to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan, but in no event shall such deduction or withholding or remittance exceed the minimum statutory withholding requirements unless permitted by the Company and such additional withholding amount will not cause adverse accounting consequences and is permitted under Applicable Law.

(b) Subject to such terms and conditions as shall be specified in an Award Agreement, a Participant may, in order to fulfill the withholding obligation, (i) tender previously-acquired shares of Common Stock or have shares of stock withheld from the exercise, provided that the shares have an aggregate Fair Market Value sufficient to satisfy in whole or in part the applicable withholding taxes; and/or (ii) utilize the broker-assisted exercise procedure described in Section 6.5 to satisfy the withholding requirements related to the exercise of a Stock Option.

(c) Notwithstanding the foregoing, a Participant may not use shares of Common Stock to satisfy the withholding requirements to the extent that (i) there is a substantial likelihood that the use of such form of payment or the timing of such form of payment would subject the Participant to a substantial risk of liability under Section 16 of the Exchange Act; (ii) such withholding would constitute a violation of the provisions of any law or regulation, or (iii) such withholding would cause adverse accounting consequences for the Company.

16.6 No Guarantee of Tax Consequences. Neither the Company, the Board, the Committee nor any other Person make any commitment or guarantee that any federal, state, local or foreign tax treatment will apply or be available to any Participant or any other Person hereunder.

16.7 Severability. If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

16.8 Stock Certificates; Book Entry Form. Notwithstanding any provision of the Plan to the contrary, unless otherwise determined by the Committee or required by any applicable law, rule or regulation, any obligation set forth in the Plan pertaining to the delivery or issuance of stock certificates evidencing shares of Common Stock may be satisfied by having issuance and/or ownership of such shares recorded on the books and records of the Company (or, as applicable, its transfer agent or stock plan administrator).

16.9 Governing Law. The Plan and all rights hereunder shall be subject to and interpreted in accordance with the laws of the State of Nevada, without reference to the principles of conflicts of laws, and to applicable Federal securities laws.

17.	Effective Date, Amendment and Termination

17.1 Effective Date. The effective date of the Plan, as amended and restated, shall be the date on which the Plan is approved by the requisite percentage of the holders of the Common Stock of the Company; provided, however, that Awards granted under the Plan subsequent to the approval of the Plan by the Board shall be valid if such stockholder approval occurs within one (1) year of the date on which such Board approval occurs.

17.2 Amendment; Termination. The Board may suspend or terminate the Plan (or any portion thereof) at any time and may amend the Plan at any time and from time to time in such respects as the Board may deem advisable or in the best interests of the Company or any Subsidiary; provided, however, that (a) no such amendment, suspension or termination shall materially and adversely affect the rights of any Participant under any outstanding Awards, without the consent of such Participant, provided that no modification or amendment of any Incentive Stock Option shall require a Participant’s consent as a result of such modification or amendment causing such Incentive Stock Option (i) to become a Nonqualified Stock Option or (ii) to be considered granted as of the date of such modification or amendment pursuant to Section 424 of the Code and Treasury Regulations Section 1.424-1(e), (b) to the extent necessary and desirable to comply with any applicable law, regulation, or stock exchange rule, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required, and (c) stockholder approval is required for any amendment to the Plan that (i) increases the number of shares of Common Stock available for issuance under the Plan, or (ii) changes the persons or class of persons eligible to receive Awards. The Plan will continue in effect until terminated in accordance with this Section 17.2; provided, however, that no Award will be granted hereunder on or after the sixth (6th) anniversary of the date of the Plan’s initial adoption by the Board (the “Expiration Date”); but provided further, that Awards granted prior to such Expiration Date may extend beyond that date.

BOARD APPROVAL: August 13, 2023

STOCKHOLDER APPROVAL: August 22, 2023